File
No. 333-101231
File
No. 811-21254
Filed with the Securities and Exchange Commission on April 28, 2023

UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

Form
N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective
Amendment No.
Post-Effective Amendment No. 27
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 28

WOODMENLIFE VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
(Name of Depositor)
1700 Farnam St.
Omaha, NE 68102
(Address of the Depositor’s Principal Executive Office)
1-877-664-3332
(Depositor’s Telephone Number, including Area Code)
Lynn L. Espeland, Esq.
1700 Farnam St.
Omaha, Nebraska 68102
402-271-7223
(Name and Address of Agent for Service of Process)
Copy to:
Mary Jane Wilson-Bilik, Esq.
Ronald Coenen Jr., Esq.
Eversheds Sutherland (US) LLP
700 Sixth St., NW, Suite 700
Washington, DC 20001-3980
202-383-0660

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485 under the Securities Act
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
WOODMENLIFE VARIABLE ANNUITY ACCOUNT

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMENLIFE VARIABLE ANNUITY
PROSPECTUS
May 1, 2023
Please direct transaction requests, claim forms, payments and other correspondence and notices as follows

Transaction Type	Direct or Send to
Telephone Transaction	1-877-664-3332
All payments made by check, and all claims, correspondence and notices	WoodmenLife, 1700 Farnam Street, Omaha, NE 68102
For - The individual Flexible Premium Deferred Variable Annuity Certificate (the “Certificate”) issued by Woodmen of the World Life Insurance Society, a fraternal benefit society (“WoodmenLife,” “we,” “us” or “our”) through WoodmenLife Variable Annuity Account (the “Account” or “Variable Account”).
This prospectus describes the Variable Account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. The Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed.
If you are a new investor in the Certificate, you may cancel your Certificate within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Certificate value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate premiums and Certificate value to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Variable Account, each of which invests in one of the underlying mutual funds listed in the Appendix to this prospectus.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at
Investor.gov
.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Prospectus 1

Prospectus 2

Prospectus 3

Prospectus 4

FOR PURPOSES OF THIS PROSPECTUS, “WOODMENLIFE,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.
DEFINITIONS
Account or Variable Account
: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.
Accumulated Value
: The value of your Certificate at any time before the annuity starting date, equal to the sum of the Variable Account Value and the Fixed Account Value.
Annuitant (annuitant)
: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.
Annuity Starting Date (annuity starting date)
: The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.
Beneficiary (beneficiary)
: The person (or persons) to whom we pay the death proceeds, i.e., the death benefit or Surrender Value, upon the death of the annuitant or owner, respectively.
Business Day (or Valuation Date)
: Each day the New York Stock Exchange is open for trading except during: (1) any period when trading on the New York Stock Exchange is restricted or the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively.
Certificate
: The individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the Effective Date.
Certificate Anniversary
: The same calendar date in each Certificate Year as the Effective Date.
Certificate Year
: The
12-month
period ending on the Certificate Anniversary.
The Code
: The Internal Revenue Code of 1986, as amended.
Death Benefit (death benefit)
: The amount we pay upon the death of the annuitant.
Due Proof of Death
: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Prospectus 5

Effective Date
: The date designated in your Certificate that benefits begin.
Fixed Account (fixed account)
: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940.
Fixed Account Value
: The total value of your investment in the fixed account.
Funds
: The mutual funds available under the Certificate. Each Fund corresponds to a subaccount of the Variable Account.
Good Order (good order)
: An instruction that is received by WoodmenLife that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that WoodmenLife does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to Surrender your Certificate, a Fund transfer request, or a death benefit claim must be in good order.
Home Office
: Our Home Office address is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. Our toll-free telephone number is
1-877-664-3332.
Our hours are Monday through Friday from 8:00 a.m. – 4:30 p.m. Central Time. Our website is
www.woodmenlife.org
.
Nonqualified Certificate
: A Certificate that is not funding a
tax-favored
retirement plan.
Owner (owner)
: Person or persons entitled to exercise the Certificate’s rights and privileges.
Payee (payee)
: The person named to receive payments under any settlement option contract issued whenever Certificate benefits are applied to a settlement option.
Qualified Certificate
: A Certificate we issue in connection with plans that qualify for special federal income tax treatment including IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, Section 403(b) Contracts, employer-sponsored tax-qualified
retirement plans and other Qualified Plans.
Registered Representative
: An individual who is licensed to sell securities.
Required Minimum Distribution (RMD)
: In general, a minimum amount that the IRS requires to be withdrawn from certain Qualified Certificates each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches their applicable age. If the individual attains (1) age 70
1
⁄
2
before 2020, the applicable age is 70
1
⁄
2
; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75. RMD rules also apply to death benefits. These rules are established by the IRS.
SEC
: The Securities and Exchange Commission.
Subaccount (subaccount)
: A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a single Fund.
Subaccount Unit (subaccount unit or accumulation unit)
: A unit is used to value your interest in a subaccount.
Surrender
: Termination of the Certificate in exchange for its Surrender Value, if any.

Prospectus 6

Surrender Value
: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you Surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.
Valuation Period
: The period of time from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account Value
: The total value of your investment in the Variable Account.
Withdrawal (withdrawal)
: A withdrawal of only a portion of the Certificate’s Surrender Value.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE

FEES AND EXPENSES		Location in Prospectus
Charges for Early Withdrawals
The charge for an early withdrawal or Surrender under your Certificate will depend on the age of the annuitant on the Certificate issue date.

Age 0 – 60.
If you withdraw money from your Certificate within 7 years following your last premium payment, you will be assessed a surrender charge of up to 7% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or Surrender, you could pay a surrender charge of up to $7,000.

Age 61 – 75.
If you withdraw money from your Certificate within 6 years following your last premium payment, you will be assessed a surrender charge of up to 6% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or Surrender, you could pay a surrender charge of up to $6,000.

Age 76 – 85.
If you withdraw money from your Certificate within 5 years following your last premium payment, you will be assessed a surrender charge of up to 5% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or Surrender, you could pay a surrender charge of up to $5,000.
Fee Table Certificate Fees and Charges – Surrender Charge
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions under the Certificate. You will be charged $25 for each transfer from a subaccount in excess of 12 transfers in any single Certificate Year.	Fee Table Certificate Fees and Charges

Prospectus 7

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year
, depending on the options you choose. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table Certificate Fees and Charges
Annual Fee	Minimum	Maximum	Appendix – Funds Available Under the Certificate
Base Contract 1	1.27%	1.44%
Investment options 2 (Fund fees and expenses)	0.34%	1.18%
1 As a percentage of the average daily net asset value of the Variable Account, as well as an amount attributable to the annual certificate fee. 2 As a percentage of Fund net assets.

Because your Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year
, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could add surrender charges that substantially increase costs
.

Lowest Annual Cost: $1,489	Highest Annual Cost: $2,297
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No additional premium payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No additional premium payments, transfers or withdrawals

Prospectus 8

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Certificate, including loss of your principal investment.	Principal Risks of Investing in the Certificate
Not a Short- Term Investment
•  The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•  The Certificate’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.

•  Surrender charges may apply to a withdrawal or Surrender for several years, and when applied may significantly reduce the value of your investment.

•  A withdrawal or Surrender may be subject to income taxes, including a 10% federal penalty tax if taken before age 59
1
⁄
2
.

Risks Associated with Investment Options	An investment in the Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Certificate (
e.g.
, the Funds). Each investment option (including the fixed account) has its own unique risks. You should review the investment options before making an investment decision.
Insurance Company Risks	An investment in the Certificate is subject to the risks related to WoodmenLife. Any obligations (including under the fixed account) guarantees, or benefits of the Certificate are subject to the claims-paying ability of WoodmenLife. More information about WoodmenLife, including its financial strength ratings, is available
upon request by calling
1-877-664-3332.

RESTRICTIONS	Location in Prospectus
Investments
•  There are no restrictions that may limit your choice of available investment options under your Certificate.

•  The first 12 transfers among the subaccounts, or from the subaccounts to the fixed account, each Certificate Year are free of charge. Each additional transfer is subject to a charge.

•  Transfers involving the subaccounts are subject to additional restrictions designed to prevent frequent or disruptive trading.

•  There are significant limits on your right to make transfers from the fixed account to the subaccounts.

•  We reserve the right to remove or substitute Funds as investment options.
Your Certificate – Transfers Among Subaccounts and/or the Fixed Account; Market Timing Investment Options Addition, Deletion or Substitution of Investments

Prospectus 9

	TAXES	Location in Prospectus
Tax Implications
•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Certificate.

•  If you purchase the Certificate through a
tax-qualified
plan or individual retirement account (IRA), there is no additional tax benefit from the Certificate.

•  A withdrawal or Surrender will be subject to ordinary income tax, and may be subject to tax penalties.
Federal Tax Matters
CONFLICTS OF INTEREST		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling the Certificate to you in the form of commissions, additional cash compensation (
e.g.
, pension/retirement programs and allowances), and
non-cash
	compensation. Your investment professional may have a financial incentive to offer or recommend the Certificate to you over another investment.	Other Information – Distribution Arrangements
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.	Other Information – Information on Replacements
OVERVIEW OF THE CERTIFICATE
PURPOSE OF THE CERTIFICATE
The Certificate described in this prospectus is an individual flexible premium deferred variable annuity issued by WoodmenLife, a Nebraska non-profit
fraternal benefit society. Under the Certificate, you can accumulate assets on a tax-deferred
basis by allocating money to the Certificate’s investment options. You can later convert your accumulated assets into a stream of income payments from us. The Certificate also includes a death benefit that helps to financially protect your named beneficiaries.
The Certificate is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The Certificate may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Certificate. The Certificate is not appropriate for you if you intend to make frequent withdrawals due to your liquidity needs, or if you intend to frequently trade in the subaccounts.
PHASES OF THE CERTIFICATE
The Certificate has two phases: (1) the accumulation period (for accumulating assets) and (2) the annuity period (for regular income).

Prospectus 10

Accumulation Period.
During the accumulation period, you invest your premiums and Accumulated Value in one or more of the Certificate’s investment options. The Certificate’s investment options include:

•
Subaccounts.
Each subaccount of the Variable Account invests exclusively in shares of a Fund. Each Fund has its own investment objectives, strategies, risks, expenses, and performance history. The value of your Certificate may increase or decrease depending on the performance of the subaccounts you select.

Additional information about each Fund is provided in the appendix to this prospectus.
See
Appendix: Funds Available Under the Certificate.

•
Fixed Account.
We guarantee principal and interest on amounts allocated to the fixed account. Amounts allocated to the fixed account are credited with a specified interest rate of at least 1% per year.

Annuity Period.
The annuity period begins on the annuity starting date. During the annuity period, you or another payee will receive a stream of annuity payments from us. The value of your annuity payments will depend on the amount of assets you annuitize and the annuity payment option you select. Currently, we offer payment options only on a fixed basis, meaning that your annuity payments will not vary with the performance of the Variable Account. Depending on the annuity payment option you select, we will make annuity payments either for life, for a fixed period of years, or until a fixed amount has been paid. Surrender charges may apply upon annuitization depending on the annuity payment option you select. You will be unable to take withdrawals or a Surrender during the annuity period. The death benefit from the accumulation period terminates at the beginning of the annuity period. No amounts will be payable upon death during the annuity period unless your selected annuity payment option provides otherwise.
CERTIFICATE FEATURES
Flexibility in Premiums.
You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You decide whether to make additional premium payments. There are certain circumstances in which you may not have to provide an initial premium payment to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan. You may make additional premium payments of as little as $250 ($50 if you set up monthly automatic premium payments).
Death Benefit.
The Certificate includes a death benefit at no additional charge. The death benefit is paid to the beneficiary if the annuitant dies before the annuity starting date. The death benefit amount will be the greater of the Certificate’s Accumulated Value or the minimum death benefit amount. The minimum death benefit amount is equal to the sum of premiums paid accumulated at an annual rate of 4%, and is reduced proportionately by any withdrawals. Withdrawals may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.
Access to Your Money.
You may take withdrawals or a Surrender during the accumulation period. Such distributions may be subject to surrender charges as described in this prospectus. If you take a withdrawal or Surrender before attaining age 59
1
⁄
2
, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe.

Prospectus 11

Transfers Between Investment Options.
During the accumulation period, you may transfer Accumulated Value among the subaccounts and from the subaccounts to the fixed account. The first 12 transfers will be free of charge. Each additional transfer will result in a $25 charge. You may also make transfers from the fixed account to the subaccounts. However, there are significant limits such transfers. You may make one transfer, limited to the greater of $500 or 25% of the Fixed Account Value, from the fixed account into the subaccounts each Certificate Year.
Tax Deferral.
Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. All amounts includable in income with respect to the Certificate are taxed as ordinary income. There may be tax penalties if you take a distribution before reaching age 59
1
⁄
2
.
Other Features.
The Certificate has other features that are available at no additional charge.

•
Free Withdrawal Amount (Surrender Charge Waiver).
Each Certificate Year, you can withdraw, without incurring a surrender charge, up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year.

•	Dollar Cost Averaging Plan. This feature allows you to make regular, automatic transfers from the money market subaccount to other subaccounts, subject to certain restrictions.

•	Asset Rebalancing Program. This feature allows you to automatically reallocate your Variable Account Value on a periodic basis to maintain a particular percentage allocation.

•	Systematic Withdrawals. This feature allows you to take automatic withdrawals from your Certificate on a regular basis.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning and Surrendering or making withdrawals from the Certificate. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Certificate, Surrender or make withdrawals from the Certificate, or transfer Accumulated Value between the investment options. State premium taxes may also be deducted.
TRANSACTION EXPENSES
Surrender Charge
1
(as a percentage of premium payments withdrawn)

Annuitant Age on Certificate Issue Date 0 – 60	7%
Annuitant Age on Certificate Issue Date 61 – 75	6%
Annuitant Age on Certificate Issue Date 76 – 85	5%
Transfer Fee	$25
(per transfer in excess of 12 transfers from any subaccount in a Certificate Year)

Prospectus 12

1
Surrender charges may apply to any withdrawal or a Surrender during the accumulation period, or to amounts applied to annuity payment Options 3 or 4 upon annuitization. The surrender charge declines by 1% each year following your last premium payment until it reaches 0%. The surrender charge percentage is determined by the following schedule:

Premium Year	Annuitant Age on Certificate Issue Date

	0 – 60 *	61 - 75	76 - 85

1	7%	6%	5%

2	6%	5%	4%

3	5%	4%	3%

4	4%	3%	2%

5	3%	2%	1%

6	2%	1%	None

7	1%	None	None

8 or more	None	None	None
* Applies to all ages in Connecticut.
The next table describes the fees and expenses that you will pay each year
during the time that you own the Certificate (not including Fund fees and expenses).
ANNUAL CERTIFICATE EXPENSES

Administrative Expenses 1	$45 (Current: $30)

Base Contract Expenses	1.40% (Current: 1.25%)
(as a percentage of average daily net asset value of the Variable Account)

1	This fee is referred to as the “annual certificate fee” elsewhere in this prospectus. This fee applies only to C ertificat es with a Variable Account Value of less than $50,000 at the time of deduction.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you
own the Certificate. A complete list of Funds available under the Certificate, including their annual expenses, may be found at the back of this document
in the Appendix.
ANNUAL FUND EXPENSES

	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	1.18%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Certificate Expenses, and Annual Fund Expenses.
The Example assumes that you invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the

Prospectus 13

most expensive surrender charge schedule and Annual Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,932	$12,588	$16,513	$29,333

(2)	If you annuitize your Certificate under Option 1 or 2 at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,932	$8,079	$13,804	$29,288

(3)	If you annuitize your Certificate under Option 3 or 4 at the end of the applicable time period or do not Surrender your Certificate:

1 year	3 years	5 years	10 years
$2,603	$8,079	$13,804	$29,288
PRINCIPAL RISKS OF INVESTING IN THE
CERTIFICATE
RISK OF LOSS
You can lose money by investing in this Certificate, including loss of your principal investment. The Certificate is not a deposit with, obligation of or guaranteed by a bank, nor is it federally insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
SHORT-TERM INVESTMENT RISK
The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Surrender charges may apply for several years and significantly reduce the Surrender Value of your Certificate. You should also consider that tax deferral and long-term income are generally more beneficial to investors with a long time horizon.
SUBACCOUNT RISK
Amounts allocated to the subaccounts are subject to the risk of poor investment performance. Generally, if the subaccounts you select make money, your Accumulated Value goes up. If they lose money, your Accumulated Value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding subaccount. Even a subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the subaccount level. We make no guarantee as to the value of any subaccount. You bear all of the investment risk. There is no assurance that any Fund will meet its stated objective.
WITHDRAWAL AND SURRENDER RISK
You may take a withdrawal or Surrender during the accumulation period. Such distributions may be subject to significant surrender charges. If you take a withdrawal or Surrender before attaining

Prospectus 14

age 59
1
⁄
2
, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe. A Surrender will terminate the Certificate
and
all of its benefits, including the death benefit. Withdrawals will reduce the value of your Certificate and the death benefit, perhaps significantly. Taking systematic withdrawals from your Certificate may repeatedly expose you to the risks associated with withdrawals.
FIXED ACCOUNT TRANSFER RISK
Transfers of Accumulated Value from the fixed account to the subaccounts are subject to significant limitations. You may only make one transfer, limited to the greater of $500 or 25% of the Fixed Account Value, from the fixed account into the subaccounts each Certificate Year. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to the subaccounts. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.
FIXED ACCOUNT INTEREST RATE RISK
We guarantee that the effective annual interest rate that applies to the fixed account each month shall be at least 1%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Fixed Account Value may not exceed 1%.
FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY RISK
All guarantees and obligations under the Certificate, including the death benefit, annuity payments, and amounts allocated to the fixed account, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. If there is a serious concern with our financial strength and claims-paying ability, you (as a member of WoodmenLife) may be subject to an assessment. You could satisfy an assessment by either making a payment to WoodmenLife or electing an equivalent reduction to your Fixed Account Value, death benefit, or annuity payments, as applicable. See “Surplus Refunds and Assessments” for more information.
BUSINESS DISRUPTION AND CYBERSECURITY RISK
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption or unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third-party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Certificate. For instance, systems failures and cyberattacks may interfere with our processing of Certificate transactions, impact our ability to calculate subaccount unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds underlying

Prospectus 15

your Certificate to lose value. There may be an increased risk of cyberattacks during periods of geo-political
or military conflict.
We are also exposed to risks related to natural and
man-made
disasters, such as storms, fires, earthquakes, public health crises (
e.g.
, the
COVID-19
pandemic),
geo-political
disputes, and military and terrorist acts, which could adversely affect our ability to administer the Certificates. In the event that a natural or man-made
disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process Certificate transactions or to calculate Certificate values.
While we maintain cybersecurity and business continuity policies and procedures designed to prevent, detect, and/or address cybersecurity or disaster events, there can be no guarantee that we will always be able to avoid such events or that such events will not negatively impact our business, our ability to administer the Certificate, or your Certificate values. In addition, we outsource certain critical business functions to third parties and, in the event of a cybersecurity or disaster event, we rely upon the successful implementation and execution of the cybersecurity and business continuity planning of such entities. While we monitor the cybersecurity and business continuity activities of these third parties, successful implementation and execution of their policies and procedures are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the Certificates could be impaired.
WOODMENLIFE
Our organization’s legal name is Woodmen of the World Life Insurance Society, and our Home Office is located at 1700 Farnam Street, Omaha, NE 68102. WoodmenLife, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. WoodmenLife operates on the lodge system based on chapters and has a representative form of government. WoodmenLife currently has approximately 620,000 members and 865 chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in every state (except New York) and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.
We legally own the Variable Account’s assets but we cannot charge the Account with any debts or liabilities arising out of any other business we may conduct other than those arising from the Certificates. Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of WoodmenLife’s other assets. We are obligated to pay all amounts promised to Certificate owners under the Certificates.
Our general account holds the assets of WoodmenLife that are not held in the Variable Account. Our general account supports our obligations that are not supported by the Variable Account or that exceed the assets of the Variable Account, including death benefits, annuity payments, and amounts held in

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and credited to the fixed account. Our ability to meet these obligations are subject to our financial strength and claims-paying ability.
INVESTMENT OPTIONS
In addition to the fixed account, we currently have several subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end
management investment company or a series thereof. Each Fund has its own investment objective, risks and expenses that impact its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser or investment sub-adviser.
The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.
Information regarding each Fund, including its (i) name, (ii) investment objective, (iii) investment adviser and any sub-investment
adviser, (iv) current expenses, and (v) performance is available in the Appendix to this prospectus. See “Appendix: Funds Available Under the Certificate.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by calling
1-877-664-3332,
mailing WoodmenLife, 1700 Farnam Street, Omaha, NE 68102, or emailing WFSOperationsTeam@woodmenlife.org.
The Funds currently sell shares:
(a)    to separate accounts supporting both variable life insurance policies and variable annuity contracts (“mixed funding”); and
(b)    to the Variable Account and to separate accounts of insurance companies that are not affiliated with us, as well as to qualified retirement plans (“shared funding”).
We do not believe that there are any actual or reasonably foreseeable conflicts arising from mixed and shared funding at this time. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.
SELECTION OF FUND SHARES
The Funds offered through the Certificates are selected by WoodmenLife. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. WoodmenLife may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s
reputation and tenure, brand recognition, and the capability and qualification of each investment firm.

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Another factor that we may consider is whether the Fund or its service providers (
e.g.,
the investment adviser or
sub-advisers)
or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, or WoodmenLife may receive
12b-1
fees (fees which may be levied against a mutual fund’s net assets and may be used to pay marketing and shareholder servicing expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.
YOUR RIGHT TO VOTE FUND SHARES
Certain voting rights are attributable to the Funds underlying the Variable Account portion of the Certificates. No voting rights pertain to the fixed account. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.
We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new investment option or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.
In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

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If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•	operate the Account as a management investment company under the 1940 Act;

•	deregister the Account under that Act in the event such registration is no longer required; or

•	combine the Account with other separate accounts.
In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.
BENEFITS AVAILABLE UNDER THE CERTIFICATE
The following table summarizes information about the benefits available under the Certificate.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit	Provides for a cash benefit that becomes payable to the beneficiary if the annuitant dies prior to the annuity starting date.
•  Only available during the accumulation period.

•  Withdrawals may significantly reduce the benefit, including by more than the amount withdrawn.

•  Minimum death benefit amount is limited to 200% of the total premiums paid, reduced proportionately by any withdrawals.

•  Minimum death benefit’s accumulation rate will no longer apply following the Certificate Anniversary after the annuitant reaches age 80.

Dollar Cost Averaging Plan	Allows you to make regular, automatic transfers from the money market subaccount to other subaccounts.	• Only available during the accumulation period.

Asset Rebalancing Program	Allows you to automatically reallocate your Variable Account Value on a periodic basis to maintain a particular percentage allocation.	• Only available during the accumulation period. • Program rebalancing may only occur annually, semi- annually or quarterly. • Not available for the fixed account.

Systematic Withdrawals	Allows you to take automatic withdrawals from your Certificate on a regular basis.
•  Only available during the accumulation period.

•  Program withdrawals reduce Certificate value and the death benefit, perhaps significantly.

•  Program withdrawals may be subject to surrender charges, income taxes, and tax penalties.

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YOUR CERTIFICATE
PURCHASING A CERTIFICATE
Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred
basis. We offer the Certificate to members and people who are eligible for membership. An individual becomes a member by joining our shared commitment to family, community, and country, and by purchasing a WoodmenLife product, including any of our insurance, retirement planning, and investment products. Additional information about membership is available on our website, www.woodmenlife.org
You may apply for a Certificate by completing and submitting an application available through your securities licensed WoodmenLife Registered Representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.
We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); a Simplified Employee Pension Plan
(SEP-IRA);
or an annuity for a Savings Incentive Match Plan for Employees
(SIMPLE-IRA).
Retirement plans such as these already provide you with the
tax-deferral
benefits provided by an annuity.
You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. We reserve the right to accept or decline an application for any reason permitted or required by law. If the application is complete and accompanied by the initial premium payment, we will allocate the initial premium payment as described in the next paragraphs within two business days of receiving such payment. If we do not receive the necessary application information, we will retain the initial premium payment for up to five business days while we attempt to obtain the necessary application information. If the application is not complete after five business days, we will inform you of the reason for the delay and return the initial premium payment immediately unless you specifically consent to us retaining it until the application is complete. Once the application is complete, we will allocate the initial premium payment as set forth in the next paragraphs within two business days.
The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). We may waive the minimum amount for subsequent premiums for certain Qualified Certificates or for certain methods of collecting premiums. Initial premium payments over $2,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan.
FREE LOOK PERIOD
Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate, unless a longer period of time is required by state law. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a request to cancel, to us at the Home Office or return the Certificate and your written request to cancel to the Registered

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Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the Effective Date and we will promptly refund your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our Home Office. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any prior withdrawals.
ALLOCATING YOUR INITIAL PREMIUM
During all or part of your “free look” period, all of your initial premium will be allocated to the government money market subaccount. If the “free look” period for your Certificate is fifteen (15) calendar days or fewer, you will be fully invested in the government money market subaccount for the entire “free look” period. If the “free look” period for your Certificate is longer than 15 calendar days, after the end of 15 calendar days from the Effective Date, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original allocation instructions.
AUTOMATIC PREMIUM PAYMENTS
You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. The minimum amount we will accept for subsequent premiums if you set up monthly automatic payments is $50. You may set up the automatic payments at the time of your application or later by contacting us at the Home Office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a Valuation Date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days’ notice to stop or change your allocation for future premiums. Your written notice should be sent to our Home Office and is not considered given until it is received (in good order) there.
OWNER, ANNUITANT AND/OR PAYEE
If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the death benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds,
i.e.,
the death benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the death benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters—Taxation of Withdrawals, Assignments, Pledges”).

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BENEFICIARIES
You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the Home Office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the Home Office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. Under Qualified Certificates, for certain non-spouse
payees, distributions must be made within ten years of death to avoid adverse tax consequences. (See “Federal Tax Matters.”)
If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. WoodmenLife is not responsible for determining whether your Certificate or death proceeds/ annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. WoodmenLife will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to WoodmenLife’s Constitution and Laws.
It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.
YOUTH CERTIFICATES
We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/ controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/ controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.
TRANSFERRING OWNERSHIP
You may assign your Nonqualified Certificate by sending an assignment request to our Home Office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

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Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.
CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS
If your Certificate is used in a qualified plan and the owner is the plan or trustee, the plan may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.
ACCUMULATION PERIOD
The period during which you invest premiums under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the Variable Account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred
until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement option contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable
“investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)
VALUING YOUR CERTIFICATE
We determine the Accumulated Value of your Certificate on each Valuation Date. We credit premium payments to your Certificate based on the subaccount unit values (also referred to as accumulation unit values) next determined after receipt of a premium in good order. Your Certificate’s value during the accumulation period is the total of your values in the Variable Account and the fixed account. For your initial premium payment, we will allocate the premium in accordance with the paragraphs set forth above. (See “Purchasing a Certificate” and “Allocating Your Initial Premium.”)
VARIABLE ACCOUNT VALUATION
Your Variable Account Value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one Valuation Period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. For each subaccount, the subaccount unit value is calculated after the end of each Valuation Date. The subaccount unit value for a subaccount will equal:

-
The net asset value of the underlying Fund as of the current Valuation Date, multiplied by the number of shares held by the subaccount, before the purchase or redemption of any shares on that date; plus

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-	The amount of any dividend, capital gain, or other distribution made by the Fund since the previous Valuation Date if the ex-dividend date occurs during that Valuation Period; plus

-	A credit or charge for any taxes incurred since the previous Valuation Date that we determine to have resulted from the operation of the subaccount; minus

-	The dollar amount of the mortality and expense risk charge for the number of days since the previous Valuation Date; divided by

-	The total number of subaccount units as of the previous Valuation Date.
We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that Valuation Date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee or transfer fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.
FIXED ACCOUNT VALUATION
You may allocate premium or transfer Accumulated Value in the subaccounts to the fixed account investment option available under the Certificate. The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (
i.e.
, new money) for the Certificate Year. After that period expires, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that the annual interest rate credited on the Fixed Account Value may not exceed 1%.
DOLLAR COST AVERAGING PLAN
If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the Home Office. Dollar cost averaging is only available during the accumulation period. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Registered Representative or from our Home Office.

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Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.
TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT
You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our Home Office, in good order, before the close of a Valuation Date, usually 3:00 p.m. central time, based on the subaccount unit values next calculated on that Valuation Date. We will process requests we receive (in good order) after the end of a Valuation Date based on the subaccount unit values next calculated on the following Valuation Date.
We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.
You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.
You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed the greater of $500 or 25% of the total value of the fixed account at the time of transfer. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.
Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.
We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

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ASSET REBALANCING PROGRAM
To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next Valuation Date if the 5th is not a Valuation Date). Before you begin the program, you should determine your investment goals and risk tolerance.
To elect to participate in the program, you must send a written request (in good order) to our Home Office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the Home Office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. Asset rebalancing is only available during the accumulation period. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.
TELEPHONE TRANSACTIONS
You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests from you for surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring forms of personal identification before acting upon telephone instructions, recording telephone instructions received from Certificate owners, and providing written confirmation of transactions to Certificate owners. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.
If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our Home Office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.
We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a home office associate holding either a Series 6 or 7 and Series 63 licenses of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before processing such transaction and submitting it to WoodmenLife. If the associate has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.
The phone number for telephone transactions is
1-877-664-3332.

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MARKET TIMING
The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the WoodmenLife Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless, the possibility may exist.
To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.
If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.
Our policies may vary due to differences in operational systems and the size and nature of the Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests.
In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.
We are required to provide to a Fund or its payee certain information about the trading activity of individual Certificate owners. If a Certificate owner is identified by a Fund as violating the frequent trading policies established for the Fund, we will restrict or prohibit further purchases or transfers by that Certificate owner (or persons acting on the Certificate owner’s behalf). You should read the

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prospectuses of the Funds for details of their ability to refuse or restrict purchases or redemptions of their shares.
In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.
INTERNET TRANSACTIONS
We currently offer limited Internet transaction capability to Certificate owners. Certificate owners may make a one-time
contribution (not
re-occurring),
and may also change an address and phone number of record via a secure WoodmenLife website.
ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE
You may make a withdrawal from your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after such a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our Home Office; you may request certain withdrawals by telephone.
You may also Surrender your Certificate in exchange for your Surrender Value during the accumulation period. Surrendering the Certificate will terminate the Certificate and all of its benefits, including the death benefit. Currently, to Surrender your Certificate and receive your Surrender Value, you must submit a signed form to our Home Office; you cannot Surrender your Certificate by telephone. The Surrender will not be processed until we receive your Surrender request (in good order) at our Home Office. You may obtain a form by contacting your WoodmenLife Registered Representative or by calling us at
1-877-
664-3332.
Please note:

-	A Surrender or withdrawal may be subject to substantial surrender charges.

-	A Surrender or withdrawal may be subject to income taxes, including a 10% federal tax penalty if taken before age 59 1 ⁄ 2 .

-	A Surrender terminates the Certificate and all of its benefits, including the death benefit.

-	A withdrawal will reduce the value of your Certificate and the death benefit, perhaps significantly. (See “Death of an Annuitant before the Annuity Starting Date.”)
We must receive a withdrawal request or Surrender (in good order) before the close of a Valuation Date, usually 3:00 p.m. central time, in order to process it based on subaccount unit values next calculated on that Valuation Date. We will process a withdrawal request or Surrender we receive (in good order) after the end of a Valuation Date based on the subaccount unit values next calculated on the following Valuation Date.

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A withdrawal of Accumulated Value or Surrender of a Certificate may require us to withhold amounts for federal income taxes.
We will normally pay you within seven (7) calendar days of receiving your withdrawal request. You will receive the requested amount of Accumulated Value less
any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (
i.e.,
the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You generally may not withdraw less than $250 at one time. If your Surrender Value is less than $250, any withdrawal request will be treated as a request for a full Surrender of the Certificate.
As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the tax Code may also restrict certain distributions. See your plan document for more information.
You should consult your tax adviser regarding the tax consequences of any withdrawal or Surrender. A Surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59
1
⁄
2
. (See “Federal Tax Matters.”)
SYSTEMATIC WITHDRAWALS
You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.
DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE
We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.
DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE
We will pay the death benefit to the beneficiary when the annuitant dies. The death benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

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For example, if the annuitant dies before the annuity starting date, and (i) the Accumulated Value at the time that the death benefit is calculated equals $50,000 and (ii) the minimum death benefit amount equals $40,000, the death benefit will equal $50,000. Conversely, if (i) the Accumulated Value at the time that the death benefit is calculated equals $40,000 and (ii) the minimum death benefit amount equals $50,000, the death benefit will equal $50,000.
The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an annual rate of 4% (the accumulation rate).
After the annuitant has reached the Certificate Anniversary after the annuitant reaches age 80, the accumulation rate will no longer apply to the minimum death benefit amount. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals.
For example, assume:

•	You purchase the Certificate on January 1, 2023 and your initial premium payment is $50,000;
•	You make a $1,000 premium payment on January 1 each year thereafter until December 31, 2043;
•	On December 31, 2043, the annuitant dies (age 75 at the time of death);
•	You took no withdrawals from the Certificate prior to the annuitant’s death; and
•	The Accumulated Value at the time that the death benefit is calculated equals $100,000.
Based on these assumptions, the death benefit would equal $140,000, which is the greater of the Accumulated Value $100,000 and the minimum death benefit amount of $140,000 (value capped at 200% of premiums). The minimum death benefit amount reflects the sum of premiums paid $70,000, plus the application of the accumulation rate over 20 years $70,000.
A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. Given the proportional nature of the reduction, the reduction may reduce the minimum death benefit by an amount greater than the amount withdrawn. For each withdrawal, the reduction to the minimum death benefit is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal.
Revisiting the example above, rather than taking no withdrawals prior to the annuitant’s death, assume you took a $5,000 withdrawal immediately before the annuitant’s death. The withdrawal would reduce the Accumulated Value from $100,000 to $95,000, representing a 5% reduction in the Accumulated Value, and would likewise reduce the minimum death benefit amount by 5% from $140,000 to $133,000. Please note that the reduction to the minimum death benefit $7,000 was greater than the $5,000 withdrawal. As a result of this reduction, the death benefit would instead equal $133,000, which is the greater of the Accumulated Value $95,000 and the minimum death benefit amount $133,000.
The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.
CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS
The determination of the death benefit will be made on the date we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home

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Office. No one is entitled to a death benefit until this time. Due proof of death occurs when we receive one of the following at our Home Office:

•	A certified copy of a death certificate; or
•	A certified copy of a court decree reciting a finding of death; or
•	Any other proof satisfactory to us.
A beneficiary may elect to receive a lump sum payment or other method of payment that we may make available, subject to the rules of distribution discussed below. If a beneficiary requests payment of death benefit proceeds in a lump sum, we generally will pay the beneficiary within seven (7) calendar days after we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. Death benefit proceeds are equal to or greater than the minimum value required by law.
In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.
If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.
Other distribution rules apply in the case of a Qualified Certificate.
ANNUITY PERIOD
The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time, we offer payment options only on a fixed basis, but we may later offer additional payment options.
ANNUITY STARTING DATE
The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. The earliest annuity starting date is one year after the Effective Date. The annuity starting date cannot be later than the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. After your first Certificate Anniversary, you may change the annuity start date. If your Certificate is a Qualified Certificate, you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously Surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid. Withdrawals of Accumulated Value may not be taken after the annuity starting date. The death benefit from the accumulation period terminates on the annuity starting date.

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SETTLEMENT OPTION CONTRACTS
Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the Variable Account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the
3-month
payment may not be 3 times the
1-month
payment. The surrender charge will be waived for Option 1 and Option 2 as set forth in the next section.
We will calculate your annuity payments based on the value of your Certificate on the annuity starting date, the annuity payment option you select, and the applicable annuity rates set forth in your Certificate. Annuity rates vary by annuity payment option and the payee’s (and, if applicable, joint payee’s) age and sex. As described above, you select the frequency of payments under the annuity payment option. In general, the less frequent the annuity payment, the larger each payment will be. Conversely, in general, the more frequent the annuity payment, the smaller each payment will be. In addition, the annuity payment option you select will impact the length of time you are to receive (or expected to receive) annuity payments. Such payments may be for life, a fixed period of time, or a fixed amount. In general, the longer the duration of your annuity payments, the smaller each payment will be. Conversely, in general, the shorter the duration of your annuity payments, the larger each payment will be.
ANNUITY PAYMENT OPTIONS
The following annuity payment options are generally available to you under the Certificate:
OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from zero (0) to twenty (20) years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.
OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.
OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of one (1) to thirty (30) years.
If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•
If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

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•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.
OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.
If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.
DEFAULT: If you do not pick an annuity payment option by the annuity starting date, WoodmenLife will pay the Surrender Value as a single life annuity (Option 1) with a fixed period of ten (10) years payable monthly.
With respect to each annuity payment under an option, we may choose to pay more than the amount to which the payee is entitled. However, we also reserve the right to pay no more than the amount to which the payee is entitled, even if we previously chose to pay more than we were obligated to pay for one or more prior annuity payments.
Under any payment option, if you apply less than $1,000 to the payment option or if your monthly payments would be less than $25, WoodmenLife may make a single lump sum payment instead of annuity payments.
If your Certificate is a Qualified Certificate, some Annuity Payment Options may not satisfy Required Minimum Distribution rules. In particular, new tax laws require that most non-spouse
beneficiaries must receive their entire interest within ten years of the Owner’s death to comply with Required Minimum Distribution rules. (See “Federal Tax Matters”). Consult a tax adviser before electing an Annuity Payment Option.
Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.
DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE
If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death. Additional restrictions may apply to Qualified Certificates in order to comply with changes in the Required Minimum Distributions rules. (See “Federal Tax Matters”).
CERTIFICATE FEES AND CHARGES
SALES CHARGE ON PREMIUM PAYMENTS
You do not pay any
front-end
sales charge or sales load when you invest in your Certificate.
CERTIFICATE FEE
During the accumulation period, we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each

Prospectus 33

Certificate Year or upon Surrender of the Certificate if that is earlier. We deduct the fee from your Variable Account Value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your Variable Account Value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.
As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.
SURRENDER CHARGE
We may deduct a surrender charge or “backend load”: from any withdrawal of Accumulated Value (including a transfer of Surrender Value to an annuity payment option other than options 1 and 2 after one (1) year); on systematic withdrawals; and in determining Surrender Value upon Surrender of a Certificate. This charge generally compensates us for the costs we incur in selling the Certificate, including payment of commissions to Registered Representatives.
For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.
The length of time between each premium payment and surrender determines the amount of the surrender charge.
The charge is a percentage of the premiums surrendered according to the following schedules:

Premium Year	Annuitant Issue Age

	0-60*	61-75	76-85

1	7%	6%	5%

2	6%	5%	4%

3	5%	4%	3%

4	4%	3%	2%

5	3%	2%	1%

6	2%	1%	None

7	1%	None	None

8 or more	None	None	None
*Applies to all ages in Connecticut.
As previously mentioned, WoodmenLife no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

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Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). WoodmenLife will share information with your employer regarding the TSA Certificates held under the TSA Plan.
10% FREE WITHDRAWAL
In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.
TAX PENALTIES
Certain withdrawals and Surrenders are subject to federal tax penalties. There may be other restrictions on withdrawals, and Surrenders from qualified plans (see “Federal Tax Matters”).
PREMIUM TAX CHARGE
Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes.
OTHER TAXES
We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.
TRANSFER CHARGE
You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We will charge $25 for each transfer in excess of twelve (12) in a single Certificate Year, and deduct that charge from the amount of the transfer. This charge generally compensates us for the administrative costs we incur when processing transfers.
FUND EXPENSES AND CHARGES
Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.
Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement

Prospectus 35

a redemption gate that would temporarily suspend redemptions from the fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction imposed by the Fidelity VIP Government Money Market Portfolio.
MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS
We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the Variable Account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.
The mortality and expense risk charge compensates us for the risks we assume under the Certificate, as described below.
Our Mortality Risk
We assume a mortality risk from our obligation to pay the death benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the death benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.
We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.
We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.
Our Expense Risk
We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (
i.e.,
maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, Surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.
To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the Variable Account.
If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the

Prospectus 36

mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.
GENERAL INFORMATION ABOUT THE CERTIFICATES
THE ENTIRE CONTRACT
The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the Effective Date of your Certificate. We will not contest the contract.
GENDER NEUTRAL BENEFITS
Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (
i.e.,
the annuity payments under our annuity payment options) not vary based on a person’s sex. In
Arizona Governing Committee v. Norris
, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the
Norris
decision applies.
Employers and employee organizations should consider, in consultation with legal counsel, the impact of the
Norris
decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.
VOTING RIGHTS
Certain voting rights are attributable to the Funds underlying the Variable Account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.
You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments), you have no interest in the Funds and, therefore, you have no voting rights.
We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the Variable Account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

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Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.
STATE VARIATIONS
Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus discloses the material state variations. If you lose or misplace your Certificate and any endorsements, contact our Home Office.
SURPLUS REFUNDS AND ASSESSMENTS
As a
not-for-profit
membership organization, we may declare surplus refunds when our assets exceed our funding needs. If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your Certificate in the same manner as a new premium payment. As such, a surplus refund credited to your Certificate would be allocated to the subaccount(s) and/or fixed account in the same proportion that a new premium would be credited based on your standing allocation instructions. We do not anticipate any surplus refunds.
Maintaining appropriate reserves is a legal requirement of all fraternal benefit societies, including WoodmenLife. In accordance with applicable law, our general account reserves will be deemed “impaired” if our general account assets are insufficient to adequately cover our financial obligations. An impairment would therefore mean that there is a serious concern with our financial strength and claims- paying ability. Currently, based on our financial position, we have no reason to believe that an impairment will occur in the foreseeable future. In the extraordinary event that our general account reserves become impaired, as required by applicable law, you (as a member of WoodmenLife) may be subject to an assessment. We would work with our state regulators to determine each member’s assessment based on their equitable portion of the impairment, as well as the manner in which assessments are to be imposed among our members. You could satisfy an assessment by making a payment to WoodmenLife. Please note that such payment would be to WoodmenLife with no financial benefit in return; it would not
be a premium payment under the Certificate (
i.e.
, the payment would not increase the value of your Certificate or the Certificate’s benefits). Alternatively, you could elect an equivalent reduction in your Fixed Account Value or any future death benefit or annuity payments payable from our general account assets. If you do not satisfy your assessment, the amount due will be treated as a “debt” under your Certificate. The debt would accrue capitalized interest at an annualized rate not greater than 5% until satisfied as described above. No personal liability will attach to a Certificate owner upon failure to pay the “debt,” but failure to satisfy the debt may result in taxable income.
OUR REPORTS TO YOU
We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, Surrender or transfer you make, except

Prospectus 38

that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. Any errors should be reported to us as soon as possible, preferably within sixty (60) days of your receipt of a confirmation or report.
DATE OF RECEIPT
Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the Valuation Date it is actually received at our Home Office in proper form (i.e., in good order). If we receive any such premium, request or other communication after the end of a Valuation Date (usually 3:00 pm central time), or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.
PAYMENT BY CHECK
If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed twenty-one
(21) days.
POSTPONEMENT OF PAYMENTS AND TRANSACTIONS
We will normally make payments of any Surrender Value within seven (7) days after we receive your request (in good order) at our Home Office. However, we may delay this payment or any other type of payment from the Variable Account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.
In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds (in connection with a liquidation of the Fund or due to Fund liquidity levels) then we will delay payment of any transfer, withdrawal, Surrender, or death benefit from the corresponding subaccount until the Fund pays redemption proceeds.
We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our Home Office.
In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.
QUESTIONS ABOUT YOUR CERTIFICATE
You may make inquiries regarding the Certificate by writing or calling our Home Office. The address for the Home Office is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is
1-877-664-3332.

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FEDERAL TAX MATTERS
This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.
PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.
INCOME TAXATION OF WOODMENLIFE
Federal Tax Status
As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the Variable Account supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the Variable Accounts or to us, or to both.
Taxation of Variable Accounts
As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Variable Account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from Variable Account investments are not income to the issuer until you withdraw the money, so long as the Certificates and the Variable Account meet certain requirements. Because the Certificates and the Variable Account are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates until withdrawal and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the Variable Account. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the Variable Account or our
tax-exempt
status.

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STATUS OF CERTIFICATES AS ANNUITIES
A Nonqualified Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	Variable Account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of Variable Account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

•
if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•
if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

Other rules may apply to Qualified Certificates.
CERTIFICATES HELD BY
NON-NATURAL
PERSONS
As a general rule, Nonqualified Certificates held by
“non-natural
persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural
owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural
person. Additional exceptions to this general rule include:

•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.
DIVERSIFICATION REQUIREMENTS
For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, Variable Account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying Variable Account investments. If the

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Variable Account supporting a Certificate fails to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.
Although the investments of the subaccounts of the Variable Account are controlled by managers of the Fund corresponding to each subaccount of the Variable Account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.
OWNERSHIP TREATMENT
In certain circumstances, the owner of a
non-qualified
annuity contract may, for federal tax purposes, be considered the owner of the assets of the Variable Account supporting the annuity. In those circumstances, income and gains from Variable Account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of Variable Account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of the Variable Account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the Variable Account. To the extent that the law changes on the issue of ownership of Variable Account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the Variable Account assets. However, there is no assurance that our efforts would be successful.
DELAYED ANNUITY STARTING DATE
If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (
e.g.,
95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.
INCOME TAXATION OF ANNUITIES
The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”
TAX DEFERRAL DURING ACCUMULATION PERIOD
Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.
MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS
Distributions from
non-qualified
annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied

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to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES
Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).
Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).
If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.
GRATUITOUS TRANSFERS
If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.
COMPLETE SURRENDER, REDEMPTION OR MATURITY
Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.
PENALTY TAX ON PREMATURE DISTRIBUTIONS
Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1 ⁄ 2 ;

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•	payments received on account of the owner becoming disabled (as defined in the Code);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

•
payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the Code); or

•
payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, a similar penalty tax, discussed under “Qualified Plans,” applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.
AGGREGATION OF CONTRACTS
In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a
Non-Qualified
Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.
TAXATION OF ANNUITY PAYMENTS
Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).
There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.
TAXATION OF CERTIFICATE BENEFITS AT DEATH
Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

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Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.
After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

•
if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).
LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN
NON-NATURAL
PERSONS
In the case of a Certificate held by a
non-natural
owner (
e.g.,
a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.
POLICY EXCHANGES
You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free
under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free
treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free
treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like
kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may

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not be treated as a
tax-free
exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.
There are various circumstances in which a partial exchange followed by receipt of a payment within 180 days of the exchange is unlikely to affect the tax-free
treatment of the exchange.
If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.
QUALIFIED PLANS
The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.
Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.
The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.
If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Section 401 Qualified Plans and other retirement plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

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Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution but is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains their applicable age. If the individual attains (1) age 70

⁄
2
before 2020, the applicable age is 70
1
⁄
2
; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.
Required Minimum Distribution rules also apply to death benefits under Qualified Certificates. Under Qualified Plans, most non-spouse
beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.
A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1 ⁄ 2 ;

•	received after your death or because of your disability (as defined in the Code);

•
made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the Code); or

•	received in connection with the birth or adoption of a child (up to $5,000).
These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

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QUALIFIED PLAN TYPES
We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.
Individual Retirement Annuities
The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred
basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).
Simplified Employee Pensions (SEP IRAs)
The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.
SIMPLE IRAs
The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;” and

•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer.
A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

•	a non-Roth account of a Qualified Plan.

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All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.
Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1 ⁄ 2 ; or

•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.
Other exceptions may be applicable under certain circumstances.
Section 403(b) Annuities
Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as
“tax-sheltered
annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” WoodmenLife no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.
We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). WoodmenLife will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).
Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

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Amounts described in the prior paragraph can be distributed only:

•	If you have reached age 59 1 ⁄ 2 ,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the Code),

•	In the case of hardship (within the meaning of applicable provision of the Code),

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code, or

•	If the distribution is in connection with the birth or adoption of a child (up to $5,000).
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.
Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.
Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.
We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.
A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.
Corporate and Self-Employed Pension and Profit-Sharing Plans
Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-
favored retirement plans for employees. Self-employed individuals may also establish such tax-favored
retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

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ROLLOVER DISTRIBUTIONS
If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the Code); and

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”
Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.
Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.
Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Under federal tax law, an individual can make only one rollover from an IRA to another (or the same) IRA in any
12-month
period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee
transfers or conversions to Roth IRAs.
FEDERAL INCOME TAX WITHHOLDING
We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-
periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth
IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.
DEFINITION OF SPOUSE UNDER FEDERAL LAW
The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex
marriages must be permitted under state law and that marriages

Prospectus 51

recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.
We have the right to modify the Certificate in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status or treatment of any certificate and do not intend the above discussion as tax advice.
OTHER INFORMATION
RIGHTS RESERVED BY WOODMENLIFE
We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the Variable Account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the Variable Account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.
DISTRIBUTION ARRANGEMENTS
Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.
WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

Prospectus 52

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-
cash compensation, subject to applicable regulatory requirements.
We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the Variable Account.
INFORMATION ON REPLACEMENTS
It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free.
Tax-free
treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.
CERTIFICATE OWNER MAILINGS
When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual shareholder reports, or notices regarding the availability of shareholder reports, are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free
1-877-664-3332
to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
LEGAL PROCEEDINGS
Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims that appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

Prospectus 53

FINANCIAL STATEMENTS
The financial statements of WoodmenLife and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

Prospectus 54

APPENDIX: FUNDS AVAILABLE UNDER THE CERTIFICATE
The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling
1-877-664-3332
or by sending an email request to WFSOperationsTeam@woodmenlife.org.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available at
woodmenlife.org/retirement
.

Investment Objective	Fund Name and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Seeks to provide long-term growth of capital	Global Growth Fund , Class 2 1 Adviser: Capital Research and Management Company SM	0.66%	-24.74%	7.06%	10.15%
Seeks to provide long-term growth of capital	Global Small Capitalization Fund, Class 2 1 Adviser: Capital Research and Management Company SM	0.91%	-29.55%	2.79%	6.84%
Seeks to provide growth of capital	Growth Fund, Class 2 Adviser: Capital Research and Management Company SM	0.59%	-29.94%	11.14%	13.64%
Seeks to provide long-term growth of capital while providing current income	Capital World Growth and Income Fund, Class 2 1 Adviser: Capital Research and Management Company SM	0.67%	-17.33%	4.10%	7.77%
Seeks to achieve long-term growth of capital and income	Growth-Income Fund, Class 2 Adviser: Capital Research and Management Company SM	0.53%	-16.50%	7.83%	11.54%
Seeks to provide long-term growth of capital while providing current income	International Growth and Income Fund, Class 2 Adviser: Capital Research and Management Company SM	0.80%	-15.25%	0.62%	3.60%
Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term	Asset Allocation Fund, Class 2 Adviser: Capital Research and Management Company SM	0.55%	-13.41%	5.33%	8.10%
Seeks long-term capital appreciation	VIP Contrafund SM Portfolio, Service Class Adviser: Fidelity Management & Research Company Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.70%	-26.38%	8.55%	11.31%

Prospectus 55

Investment Objective	Fund Name and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 ® Index	VIP Equity-Income Portfolio SM , Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.61%	-5.09%	8.04%	10.08%
Seeks capital appreciation	VIP Growth Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.71%	-24.52%	12.31%	14.69%
Seeks high total return through a combination of current income and capital appreciation	VIP Growth & Income Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fideli affiliates	0.62%	-5.02%	8.74%	11.47%
Seeks long-term growth of capital	VIP Overseas Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc., FMR Investment Management (UK) Limited and other Fidelity affiliates	0.87%	-24.58%	2.51%	5.64%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	VIP Government Money Market Portfolio, Service Class Adviser: Fidelity Management & Research Company Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.34%	1.36%	1.02%	0.58%
Seeks investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P 500 Index	Calvert VP S&P 500 Index Portfolio 1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.28%	-18.34%	9.12%	12.19%
Seeks investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert VP S&P MidCap 400 Index Portfolio, Class I 1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.33%	-13.33%	6.39%	10.37%
Seeks investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000 Index	Calvert VP Russell 2000 Small Cap Index Portfolio, Class I 1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.40%	-20.52%	3.87%	8.57%

Prospectus 56

Investment Objective	Fund Name and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Seeks investment results that correspond to investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index	Calvert VP NASDAQ-100 Index Portfolio, Class I 1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.48%	-32.64%	11.83%	15.82%
Seeks investment results that correspond to total return performance of the bond market, as represented by the Bloomberg U.S. Aggregate Bond Index	Calvert VP Investment Grade Bond Index Portfolio, Class I 1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.32%	-12.53%	-0.09%	0.86%
Seeks investment results that correspond to total return performance of common stocks, as represented by the MSCI EAFE Index	Calvert VP EAFE International Index Portfolio, Class I 1 Adviser: Calvert Research and Management	0.48%	-14.58%	1.35%	4.07%
Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Income VIP Fund, Class 2 Adviser: Franklin Advisors, Inc.	0.71%	-5.47%	4.30%	5.51%
Seeks high level of current income. A secondary goal is long-term capital appreciation	Franklin Strategic Income VIP Fund, Class 2 1 Adviser: Franklin Advisors, Inc.	1.06%	-10.75%	-0.07%	1.30%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Templeton Global Bond VIP Fund, Class 2 1 Adviser: Franklin Advisors, Inc.	0.77%	-4.95%	-2.32%	-0.78%
Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Rising Dividends VIP Fund, Class 2 1 Adviser: Franklin Advisors, Inc.	0.90%	-10.57%	10.04%	11.86%
Seeks capital appreciation	Franklin Mutual Global Discovery VIP Fund, Class 2 Adviser: Franklin Mutual Advisors, LLC	1.18%	-4.75%	3.66%	6.60%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO Real Return Portfolio Administrative Class Adviser: Pacific Investment Management Company LLC	0.77%	-11.90%	1.96%	0.90%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Low Duration Portfolio Administrative Class Adviser: Pacific Investment Management Company LLC	0.67%	-5.74%	0.08%	0.42%
(1)
This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

Prospectus 57

The Statement of Additional Information (SAI), dated May 1, 2023, includes additional information about the Certificate, the Variable Account, and WoodmenLife. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request.
To obtain a free copy of the SAI, request other information about the Certificate or make inquiries, call
1-877-664-3332
or write to WoodmenLife at its Home Office at 1700 Farnam Street, Omaha, NE 68102.
Reports and other information about the Variable Account are available on the SEC’s website at
www.sec.gov
, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier C000031125

Prospectus 58

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2023

Offered By: Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2023, for WoodmenLife Variable Annuity Account (the “Variable Account” or “Account”) describing an individual Flexible Premium Deferred Variable Annuity Certificate (the “certificate”) that Woodmen of the World Life Insurance Society (“WoodmenLife”) is offering to persons eligible for membership in WoodmenLife. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102, or by calling (877) 664-3332.

TABLE OF CONTENTS

General Information	SAI - 2
Regulation and Reserves	SAI – 2
Non-Principal Risks of Investing in the Certificate	SAI – 2
Principal Underwriter	SAI - 3
Legal Matters	SAI - 3
Financial Statements	SAI - 3
Financial Statements	F - 1

SAI - 1

GENERAL INFORMATION

WoodmenLife is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established in 1890 under the laws of the State of Nebraska. WoodmenLife is a non-profit, non-stock, membership organization licensed to do business in all states (except it does not offer new products in New York). Membership in WoodmenLife is open to all individuals who share its values. WoodmenLife’s members are joined together for insurance, education, and patriotic and volunteer opportunities. In addition to providing fraternal benefits to our members, we offer individual life insurance and annuity Certificates in every state (except New York) and the District of Columbia.

On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This Account is a separate account, as defined under the Investment Company Act of 1940 (the “1940 Act”), and is registered with the SEC as a unit investment trust under the 1940 Act. On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

The assets of the Variable Account are held by WoodmenLife. The Variable Account has no third-party custodian.

REGULATION AND RESERVES

WoodmenLife is subject to regulation by the Office of the Director of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. WoodmenLife’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may affect the insurance business include federal privacy laws, employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on WoodmenLife would be.

Pursuant to state insurance laws and regulations, WoodmenLife is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if WoodmenLife were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE

All non-principal risks of purchasing a certificate have been disclosed in the Prospectus.

SAI - 2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of WoodmenLife, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and WoodmenLife, on behalf of itself and the Variable Account, are parties. WFS’s principal business address is 1700 Farnam Street, Omaha, NE 68102. The certificates will be sold through WoodmenLife representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed Registered Representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, WoodmenLife may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2020, WFS received $2,719,950.26 in commissions, of which it retained $138,624.10 and paid $2,581,326.16 to its Registered Representatives. For the year 2021, WFS received $4,002,455.32 in commissions, of which it retained $264,876.91 and paid $3,737,568.41 to its Registered Representatives. For the year 2022, WFS received $1,974,955.58 in commissions, of which it retained $120,288.08 and paid $1,854,667.50 to its Registered Representatives.

LEGAL MATTERS

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

FINANCIAL STATEMENTS

Ernst & Young, LLP has audited the statutory-basis balance sheets of WoodmenLife as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2022, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2022, and December 31, 2021. The financial statements and schedules have been included in reliance upon reports, given on the authority of the firm as experts in accounting and auditing. The mailing address of Ernst & Young, LLP is 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309.

The audited financial statements of WoodmenLife as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the 3 years in the period ended December 31, 2022, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2022, and December 31, 2021, appear in this SAI.

SAI - 3

Financial Statements & Other Financial Information—Statutory Basis
Woodmen of the World Life Insurance Society
Years Ended December 31, 2022, 2021, and 2020 With Reports of Independent Auditors

Woodmen of the World Life Insurance Society

Financial Statements – Statutory Basis

Years Ended December 31, 2022, 2021, and 2020

Report of Independent Auditors

The Board of Directors

Woodmen of the World Life Insurance Society

Opinion

We have audited the statutory-basis financial statements of Woodmen of the World Life Insurance Society (WoodmenLife), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in surplus and cash flow for each of the three years ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of WoodmenLife at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years ended December 31, 2022, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of WoodmenLife at December 31, 2022 and 2021, or the results of its operations and its cash flows for each of the three years ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of WoodmenLife and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, WoodmenLife prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about WoodmenLife’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of WoodmenLife’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about WoodmenLife’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Other Information

Management is responsible for the other information. The other information comprises the financial highlights included within the 2022 Annual Report but does not include the financial statements and our auditor’s report thereon. Our opinion on the financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 25, 2023

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2022	2021
Admitted assets
Cash and invested assets:
Bonds	$6,942,710	$7,090,226
Preferred stocks	147,008	201,805
Common stocks (unaffiliated) (cost $319,628 and $317,900 as of December 31, 2022 and 2021)	483,788	582,793
Common stocks (affiliated) (cost $17,850 and $17,830 as of December 31, 2022 and 2021)	879	944
Mortgage loans	2,305,139	2,173,041
Properties occupied by WoodmenLife	13,784	15,073
Real estate held for the production of income	46,497	49,047
Real estate held for sale	6,608	–
Certificate loans	124,184	127,777
Cash, cash equivalents and short-term investments	38,936	100,425
Securities lending reinvested collateral assets	130,540	126,151
Derivatives	11,811	42,318
Receivables for securities	246	883
Other invested assets	45,660	36,187
Total cash and invested assets	10,297,790	10,546,670

Accrued investment income	60,035	58,324
Reinsurance balances recoverable	5,364	5,927
Electronic data processing equipment and other assets	2,268	711
Separate account assets	694,344	852,018
Total admitted assets	$11,059,801	$11,463,650

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2022	2021
Liabilities and surplus
Liabilities:
Aggregate reserves for certificate and contract liabilities:
Life and annuity reserves	$7,360,067	$7,407,059
Accident and health reserves	63,318	62,386
Liability for deposit-type contracts	880,177	881,631
Certificate and contract claims	59,882	66,990
Other certificateholders’ funds	1,016	1,018
Refunds to members	23,600	26,540
Total aggregate reserves for certificate and contract liabilities	8,388,060	8,445,624

Accrued commissions, general expenses, and taxes	30,480	29,414
Amounts withheld by WoodmenLife as agent or trustee	2,390	4,478
Liability for postretirement benefits	48,667	48,714
Liability for employees’ and fieldworkers’ benefits	14,442	15,581
Asset valuation reserve	55,018	170,799
Payable for securities lending	130,599	126,165
Derivatives	5,481	24,168
Other liabilities	15,474	21,646
Separate account liabilities	694,344	852,018
Total liabilities	9,384,955	9,738,607

Surplus	1,674,846	1,725,043
Total liabilities and surplus	$11,059,801	$11,463,650

See accompanying notes.

Woodmen of the World Life Insurance Society

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2022	2021	2020
Premiums and other revenues:
Life and annuity premiums	$634,026	$560,181	$598,914
Net investment income	346,976	374,495	382,817
Amortization of interest mainenance reserve	(4,534)	1,263	2,065
Commissions on reinsurance ceded and other income	11,794	11,864	10,775
Other	5,990	4,540	5,888
Total premums and other reserves	994,252	952,343	1,000,459

Benefits paid or provided:
Life benefits	269,599	306,938	274,696
Annuity benefits	394,318	339,687	322,076
Surrender benefits and withdrawals	111,539	118,892	244,328
Other benefits	47,539	50,826	46,653
Decrease in aggregate reserves for certificates and contracts and other certificateholders’ funds	(46,061)	(156,323)	(148,253)
Total benefits paid or provided	776,934	660,020	739,500

Insurance expenses and other deductions:
General insurance and fraternal expenses	123,356	143,410	134,377
Commissions	39,902	40,809	48,618
Insurance, taxes, licenses, and fees	7,074	7,629	8,023
Separate account transfers, net	9,644	55,392	22,753
Other, net	9,620	9,715	10,382
Total insurance expenses and other deductions	189,596	256,955	224,153
Gain from operations before refunds to members and net realized capital gains	27,722	35,368	36,806
Refunds to members	24,134	27,395	28,849
Net gain from operations before net realized capital gains	3,588	7,973	7,957
Net realized capital gains	2,579	60,607	4,481
Net income	$6,167	$68,580	$12,438

See accompanying notes.

Woodmen of the World Life Insurance Society

Statements of Changes in Surplus – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2022	2021	2020
Balance at beginning of year	$1,725,043	$1,614,589	$1,565,506
Net income	6,167	68,580	12,438
Change in net unrealized capital gains or losses	(149,791)	63,747	74,775
Change in asset valuation reserve	115,781	(40,046)	(12,009)
Change in non-admitted assets	(139,167)	(64,345)	23,998
Change in reserve on account of change in valuation basis (increase) or decrease	–	–	(4,803)
Change in pension liability	116,812	82,518	(45,316)
Prior period adjustment for life reserves
Total surplus at end of year	$1,674,845	$1,725,043	$1,614,589

See accompanying notes.

Woodmen of the World Life Insurance Society

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2022	2021	2020
Operating activities
Premium and annuity considerations	$637,543	$561,267	$603,621
Net investment income received	368,404	397,920	415,261
Other income	11,794	11,863	10,774
Total cash provided by operations	1,017,741	971,050	1,029,656

Benefits paid	(849,434)	(845,622)	(889,648)
Net transfers from separate accounts	(9,181)	(58,699)	(24,023)
Commissions and other expenses paid	(205,162)	(207,609)	(210,300)
Refunds paid to members	(27,075)	(29,709)	(34,484)
Total cash used in operations	(1,090,852)	(1,141,639)	(1,158,455)
Net cash provided by (used in) operating activities	(73,111)	(170,589)	(128,799)

Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,167,335	1,090,103	1,293,097
Stocks	70,718	126,070	55,355
Mortgage loans	264,769	293,504	173,178
Real estate	–	4,888	445
Other invested assets	8,907	–	397
Securities lending	126,151	72,010	32,381
Net gains (losses) on cash, cash equivalents and short-term investments	(30)	–	–
Miscellaneous proceeds	16,490	38,298	8,085
Total investment proceeds	1,654,340	1,624,873	1,562,938

Cost of investments acquired:
Bonds	(1,020,158)	(934,631)	(1,000,868)
Common stocks	(54,259)	(307,526)	(46,503)
Mortgage loans	(396,867)	(300,986)	(289,001)
Real estate	(9,035)	(4,415)	(4,444)
Other invested assets	(18,069)	(18,773)	(7,951)
Securities lending	(130,540)	(126,151)	(72,010)
Miscellaneous applications	(21,231)	(35,621)	(13,865)
Total cost of investments acquired	(1,650,159)	(1,728,103)	(1,434,642)
Net decrease in certificate loans	3,503	8,278	6,572
Net cash provided by investing activities	7,684	(94,952)	134,868

Financing and other miscellaneous activities
Payable for securities lending	4,390	54,141	39,629
Other cash used in financing activities and miscellaneous sources	(452)	41,168	24,452
Net increase (decrease) in cash, cash equivalents and short-term investments	(61,489)	(170,232)	70,150
Cash, cash equivalents and short-term investments at beginning of year	100,425	270,657	200,507
Cash, cash equivalents and short-term investments at end of year	$38,936	$100,425	$270,657

See accompanying notes.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2022

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society (WoodmenLife) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8).

WoodmenLife operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of WoodmenLife’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. WoodmenLife markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of WoodmenLife, operates as a holding company for subsidiary entities of WoodmenLife. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., operates as an introducing broker-dealer engaged in the sale of a proprietary variable product offered by WoodmenLife to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by WoodmenLife.

Basis of Presentation

WoodmenLife’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Nebraska Department of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles (GAAP).

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds are reported at amortized cost or fair value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available for sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value, with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available for sale.

All single class and multi-class mortgage-backed/asset-backed securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell this security before

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income. Other comprehensive income is a component of unassigned surplus and includes all gains and losses that have yet to be realized in net income as reflected in the Statements of Operations, including unrealized gains and losses on investments.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus as part of the change in the asset valuation reserve (AVR) for statutory purposes, rather than being included as a component of operations, as would be required by GAAP.

The AVR provides a valuation allowance for invested assets. The AVR is determined by NAIC-prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations rather than on a gross cost less accumulated depreciation basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for WoodmenLife’s occupancy of those properties. Changes between depreciated cost

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Under a formula determined by the NAIC, WoodmenLife defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The accounts and operations of WoodmenLife’s subsidiaries are not consolidated with the accounts and operations of WoodmenLife, and WoodmenLife’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

The direct and incremental costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as non-admitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with statutory accounting, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

Use of Estimates in the Preparation of Financial Statements

The preparation of WoodmenLife’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Cash, Cash Equivalents and Short-Term Investments

The Company considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments and are valued at amortized cost.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Company uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as other long-term invested assets and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at fair value for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For WoodmenLife’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary. Preferred stocks, which at this time are all considered perpetual, are valued at fair value, not to exceed any currently effective call price.

Mortgage loans are stated at the unpaid principal balance less any unearned discount. WoodmenLife records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by WoodmenLife and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that WoodmenLife has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Net realized capital gains and losses on investments are determined using the specific identification basis, recorded as of trade date.

The AVR provides a reserve for losses from investments in bonds, common and preferred stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory-basis statements of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities that are amortized into net income over the estimated remaining lives of the investments sold.

WoodmenLife may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values or equity indices on certain certificate liabilities. Financial instruments used for such purposes include options on interest rate swaps, S&P 500 options, and covered equity call options. As of December 31, 2022, $11,811 of purchased S&P 500 options were owned and $5,481 of S&P 500 options were written. As of December 31, 2021, $42,318 of purchased S&P 500 options were owned and $24,168 of S&P 500 options were written.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Exchange traded S&P 500 call options are carried at fair value based on values quoted by the exchange. The liability for positions in covered equity calls are also carried at fair value based upon exchange values. The change in market value for options is recorded directly to surplus as a change in unrealized gains and losses.

WoodmenLife’s risk of loss is typically limited to the fair value of the derivative instruments, not the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments.

Securities Lending

In order to generate income and to offset expenses, WoodmenLife lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of WoodmenLife’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current fair value of the loaned securities, including accrued interest. The trust department of a

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

financial institution administers WoodmenLife’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below 100% of the fair value of the securities on loan. At December 31, 2022 and 2021, the cash collateral received from the borrowers aggregated $130,599 and $126,165, respectively. WoodmenLife has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of WoodmenLife and therefore continue to be carried and accounted for as invested assets. The invested collateral and the liability representing the obligation to return it is also recorded on the balance sheet.

At December 31, 2022 and 2021, the following securities were loaned to broker-dealers and other eligible parties:

	2022	2021
	General	General
	Account	Account
Bonds, at amortized cost	$111,442	$54,249
Preferred stocks, at fair value	13,647	19,353
Common stocks, at fair value	13,529	46,622
Total	$138,618	$120,224

At December 31, 2022 and 2021, the fair value of the above securities aggregated $127,525 and $123,241, respectively.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The contractual maturities of the cash collateral received as of December 31, 2022 are as follows:

General Account
Cash collateral received – securities lending
Open	$130,599
30 days or less	-
31 to 60 days	-
61 to 90 days	-
Greater than 90 days	-

Sub-total	130,599
Securities received	-

Total collateral received	$130,599

The maturity dates of the reinvested securities lending collateral as of December 31, 2022 are as follows:

General Account
Amortized
	Cost	Fair Value
Cash collateral reinvested – securities lending
Open	$ 496	$ 496
30 days or less	130,044	130,044
31 to 60 days	-	-
61 to 90 days	-	-
91 to 120 days	-	-
121 to 180 days	-	-
181 to 365 days	-	-
1 to 2 years	-	-
2 to 3 years	-	-
Greater than 3 years	-	-
Sub-total	130,540	130,540
Securities received	-	-
Total collateral reinvested	$130,540	$130,540

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

WoodmenLife has a revenue-sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments are shared between WoodmenLife and the custodian bank, thus generating an additional return on the loaned securities. At December 31, 2022 and 2021, this fair value of the money market and short-term bond funds aggregated $130,540 and $126,151, respectively.

Restricted Assets

	Gross Restricted Current Year								Percentage
			Total
			Separate					Total	Gross	Admitted
	Total	G/A	Account			Total		Current	Restricted	Restricted
	General	Supporting	(S/A)	S/A Assets		From		Year	to	to Total
	Account	S/A	Restricted	Supporting		Prior	Increase/	Admitted	Total	Admitted
	(G/A)	Activity	Assets	G/A Activity	Total	Year	Decrease	Restricted	Assets	Assets
Collateral held under security lending agreements	$130,540	$-	$-	$-	$130,540	$126,151	$4,389	$130,540	1.1%	1.2%
On deposit with states	625	-	-	-	625	624	1	625	0.0%	0.0%
Total restricted assets	$131,165	$-	$-	$-	$131,165	$126,775	$4,390	$131,165	1.1%	1.2%

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Nebraska Department of Insurance. WoodmenLife waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by the formulas specified in the NAIC instructions. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Certificates issued on or after January 1, 2020, use VM-20 reserving methodologies. VM-20 is a life principle-based reserve framework in which the reserve is the greatest of three components, a net premium reserve (NPR), deterministic reserve (DR), and stochastic reserve (SR). WoodmenLife’s product categories included under PBR are fixed-premium term certificates, fixed-premium permanent certificates, and universal life with secondary guarantees. The fixed-premium term certificates include base coverages, other insured riders, and child riders. The VM-20 net premium reserves are based on prescribed assumptions and the deterministic and stochastic reserves use prudent estimate assumptions and interest/equity scenarios, as applicable.

Additionally, deferred variable annuity products use VM-21. VM-21 specifies statutory reserve requirements for all variable annuities. The aggregate reserve for contracts falling within the scope of these requirements equal the stochastic reserve plus the additional standard projection amount.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, WoodmenLife believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

WoodmenLife reinsures certain risks related to a portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

(2022 – $24,068; 2021 – $22,220; and 2020 – $19,895) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2022 – $81,022; 2021 – $82,619; and 2020 – $75,753). WoodmenLife received reinsurance recoveries in the amount of $19,096 and $22,454 during 2022 and 2021, respectively. WoodmenLife is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to WoodmenLife’s pension plan liabilities, which are backed by mutual funds, and the WoodmenLife Variable Annuity Account. The separate account assets supporting the contract liabilities are 100% legally insulated from the general account liabilities of WoodmenLife.

As of December 31, 2022 and 2021, the fair value of mutual funds used to back pension plan liabilities was $266,253 and $330,775 respectively. As of December 31, 2022 and 2021, there were no dividends declared.

The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return and for which the certificate holder, rather than WoodmenLife, bears the investment risk. Separate account assets, which consist of investments in mutual funds and one money market mutual fund, are reported at fair value. At December 31, 2022 and 2021, the fair value of these investments was $428,091 and $521,243, respectively.

The statutory-basis statements of operations include the premiums, benefits, and other items arising from operations of the WoodmenLife Variable Annuity Account. Revenues and expenses related to the WoodmenLife Variable Annuity Account, to the extent of benefits paid or provided to the WoodmenLife Variable Annuity Account certificate holders, are excluded from the amounts reported in the accompanying statutory-basis statements of operations. The total assets and liabilities relating to the separate accounts have been shown as a separate line item on the statutory-basis balance sheets.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Other

Non-admitted assets (principally prepaid pension expense, overfunded pension assets and certain investments, receivables, and furniture and equipment) have been excluded from the statutory-basis balance sheets through a change to surplus.

One hundred percent of the WoodmenLife’s life contracts are considered to be participating. Refunds to be paid to certificate holders are determined annually by resolution of WoodmenLife’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by WoodmenLife. Certificate holders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with WoodmenLife to accumulate interest. An estimated provision has been made for refunds expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

Subsequent Events

WoodmenLife has evaluated all events occurring after December 31, 2022 through April 25, 2023, the date the statutory-basis financial statements were available to be issued, to determine whether any event required either recognition or disclosure in the statutory-basis financial statements. No other material subsequent events were noted other than those already disclosed.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments

The amortized cost and estimated fair value of bonds and common stocks as of December 31, 2022 and 2021, are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
December 31, 2022
Bonds:
United States government and agencies	$116,129	$32	$(3,643)	$112,518
States and political subdivisions	789,634	179	(152,503)	637,309
Foreign governments	534,807	241	(65,165)	469,883
Corporate securities	4,282,900	7,915	(351,313)	3,939,501
Mortgage- and asset-backed securities	1,219,240	636	(134,737)	1,085,138
	$6,942,710	$9,003	$(707,361)	$6,244,349

Stocks:
Common-Unaffiliated	319,628	170,355	(6,196)	483,788
Preferred	183,490	204	(36,686)	147,008
	$503,118	$ 170,559	$ (42,882)	$ 630,796

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
December 31, 2021
Bonds:
United States government and agencies	$70,715	$4,301	$ -	$75,016
States and political subdivisions	722,430	16,021	(10,629)	727,822
Foreign governments	654,706	21,891	(7,577)	669,020
Corporate securities	4,288,906	201,208	(22,058)	4,468,057
Mortgage- and asset-backed securities	1,353,469	55,443	(2,706)	1,406,205
	$7,090,226	$298,864	$(42,970)	$7,346,120

Stocks:
Common-Unaffiliated	317,900	266,223	(1,330)	582,793
Preferred	199,047	2,890	(132)	201,805
	$516,947	$ 269,113	$ (1,462)	$ 784,598

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

WoodmenLife closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Company also regularly monitors industry sectors. WoodmenLife considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including (1) the probability of WoodmenLife collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition and (2) WoodmenLife’s decision to sell a security prior to its maturity at an amount below its carrying amount, or with respect to certain asset backed or structured securities, its ability and intent to hold until recovery to cost or amortized cost. Additionally, financial condition, near-term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. WoodmenLife will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired. WoodmenLife believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

For bonds with unrealized losses as of December 31, 2022, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Bonds:
US Government	$103,452	$(3,573)	$2,635	$(70)	$106,087	$(3,643)
States and political subdivisions	253,674	(34,533)	304,421	(117,970)	558,095	(152,503)
Foreign governments	138,612	(15,762)	326,900	(49,403)	465,512	(65,165)
Corporate securities	1,732,921	(163,696)	1,920,320	(187,617)	3,653,241	(351,313)
Mortgage- and asset-backed securities	270,718	(32,806)	799,336	(101,931)	1,070,054	(134,737)
Total bonds	$2,499,377	$(250,370)	$3,353,612	$(456,991)	$5,852,989	$(707,361)

Included in the above table are 1,022 securities from 442 issuers. 100% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2021, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Bonds:
US Government	$ -	$ -	$ -	$ -	$ -	$ -
States and political subdivisions	299,037	(8,905)	49,316	(1,724)	348,353	(10,629)
Foreign governments	23,036	(864)	93,338	(6,713)	116,374	(7,577)
Corporate securities	455,932	(19,485)	47,333	(2,573)	503,265	(22,058)
Mortgage- and asset-backed securities	69,554	(1,385)	4,034	(1,240)	73,588	(2,706)
Total bonds	$847,559	$(30,639)	$194,021	$(12,250)	$1,041,580	$(42,970)

Included in the above table are 155 securities from 66 issuers. 100% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The following table shows gross unrealized losses and fair values of common and preferred stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2022
Stocks:
Preferred stocks	$27,718	$(36,686)	$-	$-	$27,718	$(36,686)
Common stocks (unaffiliated)	26,269	(3,269)	7,686	(2,926)	33,955	(6,196)
Total	$53,987	$(39,955)	$7,686	$(2,926)	$61,673	$(42,882)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2021
Stocks:
Preferred stocks	$51,863	$(132)	$-	$-	$51,863	$(132)
Common stocks (unaffiliated)	14,942	(375)	1,983	(955)	16,925	(1,330)
Total	$66,805	$(507)	$1,983	$(955)	$68,788	$(1,462)

WoodmenLife believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes that the market value of such securities will return to at least WoodmenLife’s cost in the near term.

The amortized cost and estimated fair value of bonds at December 31, 2022, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

	Amortized	Estimated
	Cost	Fair Value

Due in one year or less	$373,957	$372,059
Due one through five years	2,366,227	2,266,126
Due five through ten years	1,849,339	1,609,575
Due after ten years	1,133,947	911,452
Mortgage-backed and other securities without a single maturity date	1,219,240	1,085,138
	$6,942,710	$6,244,350

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2022	2021	2020

Bonds	$227,570	$252,237	$268,271
Preferred stocks	8,860	403	-
Common stocks	10,403	6,887	6,508
Mortgage loans	92,313	102,710	94,886
Real estate	19,705	21,139	21,038
Certificate loans	9,303	9,760	10,320
Cash, cash equivalents and short-term investments	1,870	179	1,490
Other invested assets	1	941	399
Other	1,876	1,845	1,176
	371,901	396,102	404,088
Less investment expenses	(24,925)	(21,607)	(21,271)
	$346,976	$374,495	$382,817

Interest income is recognized on an accrual basis. WoodmenLife does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. Interest income on nonperforming loans generally is recognized on a

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

cash basis. WoodmenLife did not recognize any interest income on impaired loans for the years ended December 31, 2022, 2021, or 2020. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2022, 2021, or 2020. At December 31, 2022 and 2021, the Company excluded investment income due and accrued for investments in default of $0 and $0, respectively, with respect to such practices.

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus are summarized as follows:

	Realized			Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2022	2021	2020	2022	2021	2020
Bonds	$(50)	$2,125	(4,177)	$-	$-	$-
Preferred stocks (unaffiliated)	(5,148)	-	-	(39,240)	2,758	-
Common stocks (unaffiliated)	7,798	51,744	8,248	(100,734)	58,287	71,382
Common stocks (affiliated)	-	-	-	(85)	(374)	-
Mortgage loans	-	-	-	-	-	-
Real estate	-	2,169	(14)	-	-	-
Cash, cash equivalents and short-term investments	(30)	-		-	-
Other invested assets	-	-	-	-	-	-
Securities lending	-	-	-	-	-	-

Derivative instruments	(5,452)	7,381	862	(11,110)	5,915	3,583
Other invested assets	329	(642)	2	1,378	(2,839)	(190)
Total capital gains (losses)	(2,553)	62,777	4,921	(149,791)	63,747	74,775
Transferred to (from) interest maintenance reserve	5,132	(2,170)	(440)	-	-	-
Net capital gains (losses)	$2,579	$60,607	$4,481	$(149,791)	$63,747	$74,775

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Results from sales and redemptions of bonds are summarized below:

	2022	2021	2020

Proceeds	$799,231	$847,947	$1,109,346

Gross Realized Gains	546	2,999	772

Gross Realized (Losses)	(596)	(874)	(456)

Other than temporary impairments	-	-	(4,493)

Realized capital gains (losses) on common stocks in 2022, 2021, and 2020 included the recognition of OTTIs of $0, $0 and $5,213, respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2022 and 2021, 10.8%, or $756,841, and 14.3%, or $1,032,350, respectively, of WoodmenLife’s bond portfolio was invested in private placement bonds.

At December 31, 2022 and 2021, bonds and certificates of deposit with a total statement value of $625 and $624, respectively and a fair value of $627 and $672, respectively were on deposit with state insurance departments to satisfy regulatory requirements.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans originated or acquired by WoodmenLife represent its primary area of credit risk exposure. At December 31, 2022 and 2021, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2022	2021		2022	2021
North Central	$505,940	$499,959	Office	$743,085	$796,193
South Atlantic	525,327	499,146	Industrial	977,530	829,595
Pacific	516,498	486,006	Retail	508,704	479,405
Mountain	228,480	233,692	Other	75,820	67,848
Mid-Atlantic	226,625	185,065	Total	$2,305,139	$2,173,041

South Central	270,494	236,228
Other	31,775	32,945
Total	$2,305,139	$2,173,041

The credit quality of commercial mortgage loans for the year ended December 31, 2022, were as follows:

Class CM1	$2,199,552
Class CM2	99,017
Class CM3	6,570
Class CM4	0
Class CM5	0

$2,305,139

The credit quality of the commercial mortgage loan portfolio was determined using the Risk-Based Capital reporting methodology adopted by the NAIC. The model assigns a letter rating (CM-1 through CM-5) to each loan in the portfolio using two common, well-known industry metrics: debt service coverage (DSC) and loan-to-value (LTV). DSC captures specific characteristics of a property, plus the impact of the collateral’s local economy on the property’s net operating income. Thus, both property-specific as well as market risks are reflected through the property’s income and DSC calculation. LTV is periodically updated using an independent industry index for property values.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

During 2022, the respective maximum and minimum lending rates for mortgage loans were 3.25% and 6.30%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 70%. At December 31, 2022 and 2021, the Company did not hold any restructured mortgages. During 2022 and 2021, the Company did not reduce interest rates on any mortgages. In 2022 and 2021, the Company had no mortgages with interest 180 days or more past due. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2022 or 2021.

WoodmenLife had no past due commercial mortgage loans as of the years ended December 31, 2022 and 2021.

Woodmen Life recognized no mortgage impairments during 2022, 2021 or 2020. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. WoodmenLife did not hold an allowance for credit losses on mortgage loans at December 31, 2022, 2021 or 2020.

Net investment income for the years ended December 31, 2022, 2021, and 2020, included rental income of $2,817, $7,329, and $3,685, respectively, for the Company’s occupancy of office space in one owned real estate property. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 50 years. Improvements to property occupied by WoodmenLife are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2022, 2021, and 2020, was $2,567, $2,898, and $3,173, respectively.

WoodmenLife has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2022, 2021, and 2020, included rental income of $16,888, $13,810, and $17,353 respectively, and operating expenses of $3,539, $5,453, and $5,425, respectively. Properties held for sale during 2022, 2021, and 2020 were $6,608, $0, and $0. Net investment income on properties held for sale for the years ended December 31, 2022, 2021, and 2020, included no rental income and operating expenses of $12, $0, and $0 respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,699, $3,808, and $3,788 in 2022, 2021, and 2020, respectively.

There were no impairments to real estate property recognized during 2022, 2021 or 2020. Three real estate properties, in total, were fully disposed during 2022, 2021, and 2020, resulting in realized gains/(losses) of $0, $2,169 and $(14) respectively on those transactions.

3. Related-Party Transactions

WoodmenLife has separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates reimburse WoodmenLife for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $2,812, $2,787, and $2,736 during 2022, 2021, and 2020, respectively.

WoodmenLife has mortgage loan agreements with fraternal youth camps and chapters. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and aggregated $496 and $712 as of December 31, 2022 and 2021, respectively.

4. Employee Benefit Plans

Pension Plans

WoodmenLife has a noncontributory, qualified defined benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

WoodmenLife has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by WoodmenLife and are included in the liability for

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

deposit-type contracts on the statutory-basis balance sheets. The Company accrues liabilities in accordance with actuarially determined amounts. As of December 31, 2022 and 2021, the fixed account totaled $459,384 and $472,731, respectively, and the variable account totaled $266,253 and $330,775, respectively.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

Postretirement Benefit Plan

WoodmenLife sponsors non-pension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with WoodmenLife. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under statutory accounting for employers providing postretirement benefits other than pensions, the estimated cost of postretirement benefits is accrued at the date WoodmenLife’s employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premium, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

WoodmenLife uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $531,456 and $707,438 at December 31, 2022 and 2021, respectively.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

			Other Postretirement
	Pension Benefits		Benefits
	Year Ended December 31		Year Ended December 31
	2022	2021	2022	2021
Change in projected benefit obligation
Benefit obligation at beginning of year	$735,337	$760,655	$30,972	$33,615
Service cost	3,681	3,718	888	275
Interest cost	21,040	20,207	1,019	859
Contribution by plan participants	-	-	69	75
Actuarial loss (gain)	(185,423)	(16,017)	(8,023)	(2,720)
Benefits paid	(32,044)	(33,227)	(1,002)	(1,131)
Benefit obligation at end of year	$542,591	$735,336	$23,923	$30,973

Actuarial gain in 2022 and 2021 is primarily related to the increase in discount rate.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of plan assets and funded status of the pension and other postretirement benefit plans is as follows:

	Pension Benefits		Other Postretirement
	Year Ended December 31		Year Ended December 31
	2022	2021	2022	2021
Change in plan assets
Fair value of plan assets at beginning of year	$803,506	$746,306	$-	$-
Actual return on plan assets	(45,825)	90,427	-	-
Employer contributions	-	-	932	1,056
Contributions by plan participants	-	-	69	75
Benefits paid	(32,044)	(33,227)	(1,001)	(1,131)
Fair value of plan assets at end of year	$725,637	$803,506	$-	$-

Funded status
Overfunded:
Assets (nonadmitted)
1. Prepaid benefit costs	$199,121	$178,338	$-	$-
2. Overfunded plan assets	(9,927)	(106,695)	-	-
3. Total assets (nonadmitted)	$189,194	$71,643	$-	$-

Underfunded:
Liabilities recognized
1. Accrued benefit costs	$1,935	$-	$48,667	$48,714
2. Liability for pension benefits	4,212	3,474	-	-
3. Total liabilities recognized	$6,147	$3,474	$48,667	$48,714

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of key assumptions utilized in development of the benefit obligations is as follows:

	Pension Benefits			Other Postretirement
				Benefits
	2022	2021	2020	2022	2021	2020

Weighted average assumptions used to determine benefit obligations at December 31

Discount rate	5.54%	3.00%	2.70%	5.54%	3.00%	2.70%
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31

Discount rate	3.00%	2.70%	3.65%	3.00%	2.70%	3.65%
Expected long-term rate of return on plan assets	6.00%	6.00%	7.00%	N/A	N/A	N/A
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The components of net periodic benefit cost for the years ended December 31 are as follows:

	Pension Benefits			Other Postretirement
					Benefits
	2022	2021	2020	2022	2021	2020

Components of net periodic benefit cost
Service cost	$3,682	$3,718	$3,953	$888	$275	$249
Interest cost	21,040	20,207	24,086	1,019	859	1,072
Expected return on plan assets	(47,197)	(43,758)	(48,290)	-	-	-
Prior service cost recognized	106	(687)	(2,755)	-	856	1,988
Recognized gains and losses	3,522	22,288	11,954	(1,021)	(2,297)	(3,034)
Gain recognized due to settlement	-	943	3,279	-	-	-
Net periodic benefit cost	$(18,847)	$2,712	$(7,773)	$886	$(307)	$275

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement
			Benefits
	2022	2021	2022	2021

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost

a. Items not yet recognized as a component of net periodic cost – prior year	$110,169	$195,399	$(17,741)	$(16,462)
b. Net transition asset or obligation recognized	-	-	-	-
c. Net prior service cost or credit arising during the period	-	-	-	-
d. Net prior service cost or credit recognized	(106)	687	-	(856)
e. Net gain and loss arising during the period	(92,402)	(62,686)	(8,023)	(2,720)
f. Net gain and loss recognized	(3,522)	(23,232)	1,021	2,297
g. Items not yet recognized as a component of net periodic cost – current year	$14,139	$110,168	$(24,743)	$(17,741)

	Pension Benefits		Other Postretirement
			Benefits
	2022	2021	2022	2021

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost
a. Net transition asset or obligation	$-	$-	$-	$-
b. Net prior service cost or credit	53	159	-	-
c. Net recognized gains and losses	14,086	110,009	(24,743)	(17,741)

For measurement purposes with respect to the postretirement health plan, a 7.04% annual rate of increase in the per capita cost of covered health care benefits was assumed for pre-65 ages and a 7.42% for post-65 ages for 2022. These rates were assumed to decrease to 4.5% over 10 years.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

Pension Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•

Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. The pension plan’s Level 1 assets consist of a Pooled separate account, which includes large cap mutual funds.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. The pension plan has no Level 2 assets.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset. The pension plan’s Level 3 assets include a Deposit administration contract.

The pension plan assets are held in both the separate account and a WoodmenLife general account investment. The separate account assets, all in Level 1, consist of actively traded mutual funds. Unadjusted quoted prices for these securities are provided to WoodmenLife by independent pricing services. There are no Level 2 pension plan assets. The pension plan general account assets, all in Level 3, include assets in WoodmenLife’s investment portfolio. Fair value of the general account assets is equal to an interest bearing deposit account with interest being set at WoodmenLife’s discretion which is equivalent to the overall rate earned on WoodmenLife’s assets, which represents the amount the plan would receive if withdrawing funds from the contract.

The fair value of the pension plan’s assets by asset category as of December 31, 2022, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at
	Fair Value	Level 1	Level 2	Level 3
Asset category
Pooled separate account	$266,253	$266,253	$-	$-
Deposit administration contract	459,384	-	-	459,384
Total	$725,637	$266,253	$-	$459,384

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The fair value of the pension plan’s assets by asset category as of December 31, 2021, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at
	Fair Value	Level 1	Level 2	Level 3
Asset category
Pooled separate account	$330,775	$330,775	$-	$-
Deposit administration contract	475,731	-	-	472,731
Total	$803,506	$330,775	$-	$472,731

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2022, is as follows:

		Actual Return on
		Plan Assets
		Relating to
		Assets Still	Relating to
	Beginning	Held at the	Assets Sold	Purchases,	Transfers in	Ending
	Asset	Reporting	During the	Sales, and	(Out) of	Asset
	Balance	Date	Period	Settlements	Level 3	Balance
Asset category
Deposit administration contract	$472,731	$18,917	$-	$(32,264)	$-	$459,384
Total	$472,731	$18,917	$-	$(32,264)	$-	$459,384

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

		Actual Return on
		Plan Assets
		Relating to
		Assets Still	Relating to
	Beginning	Held at the	Assets Sold	Purchases,	Transfers in	Ending
	Asset	Reporting	During the	Sales, and	(Out) of	Asset
	Balance	Date	Period	Settlements	Level 3	Balance
Asset category
Deposit administration contract	$461,009	$20,181	$-	$(8,459)	$-	$472,731
Total	$461,009	$20,181	$-	$(8,459)	$-	$472,731

Pension plan assets are primarily invested in investment grade securities and large cap mutual funds. The pension plan’s weighted average asset allocations at December 31, 2022 and 2021, by asset category are as follows:

	Plan Assets at
	December 31
	2022	2021
Asset category
Equity – Variable Group Deposit Contract	36.7%	41.2%
Fixed Income – Fixed Group Deposit Contract	63.3	58.8
	100.0%	100.0%

WoodmenLife’s long-range asset allocation model is 25% – 50% equities and 50% – 75% fixed income.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

At December 31, 2022, WoodmenLife used an expected long-term return of 6.0% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. WoodmenLife’s long-range asset allocation model of 25%–50% equities and 50%–75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors. While these assets will be professionally managed, such that we may expect to earn a premium on these returns, we are not including such an adjustment in our assumption.

WoodmenLife does not expect to contribute to its pension plans and expects to contribute $932 to its other postretirement benefit plan in 2022. WoodmenLife’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, WoodmenLife considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89, expenses for the year in question, and the limitations on deductibility imposed by federal income tax law.

The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the year indicated:

Year(s)	Amount
2023	$36,316
2024	$48,067
2025	$36,949
2026	$38,639
2027	$39,574
2028-2032	$204,870

Deferred Compensation Agreements

WoodmenLife has deferred compensation agreements with the key management employees of WoodmenLife. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2022 and

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

2021, were $12,002 and $13,349, respectively, and are included in other liabilities in the statutory-basis balance sheets. Interest credited to participant accounts in 2022, 2021, and 2020 was $30, $42, and $63, respectively.

401(k) Defined Contribution Plan

WoodmenLife has a 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined benefit pension plan. WoodmenLife matches participant contributions up to 5% of the participant’s compensation. In addition, WoodmenLife provides service-related contributions based on the participant’s years of service. WoodmenLife’s matching contributions for 2022, 2021, and 2020 were $3,125, $2,900, and $2,872, respectively. Service-related contributions for 2022, 2021, and 2020 were $1,744, $1,625, and $1,642, respectively. Employees beginning service prior to October 1, 2006, are eligible to participate in the 401(k) plan but are not eligible for matching or service-related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

Other Benefits

As a result of WoodmenLife administering its own group life and short-term disability plans, WoodmenLife recognized premium income of $936, $956, and $891 during 2022, 2021, and 2020, respectively, which is included in the statutory-basis statements of operations.

5. Surplus

WoodmenLife is required to maintain minimum surplus levels established by the Nebraska Department of Insurance. WoodmenLife is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Nebraska Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2022, WoodmenLife’s surplus exceeded the minimum levels required by the Nebraska Department of Insurance and RBC standards.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities

At December 31, 2022, WoodmenLife’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
		Account	Separate
	General	with	Account Non-
	Amount	Guarantees	guaranteed	Total	Percent
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender charge of 5% or more	68,411	-	-	68,411	1.5%
At market value	-	-	416,830	416,830	9.2%
Total with market value adjustment or at fair value	68,411	-	416,830	485,241	10.7%
At book value (minimal or no charge or adjustment)	3,223,413	-	-	3,223,413	71.0%
Not subject to discretionary withdrawal	562,000	-	266,253	828,253	18.3%
Total annuity reserves and deposit fund liabilities – before reinsurance	3,853,824	-	683,083	4,536,907	100.00%

Less reinsurance ceded	-	-	-	-
Net annuity reserves and deposit fund liabilities	$3,853,824	$-	$683,083	$4,536,907

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2022, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$2,914,998
Supplementary contracts with life contingencies, total net	58,649
Deposit-type contracts, total net	880,177

3,853,824
Separate accounts annual statement:
Annuity reserves, total net	416,830
Other contract deposit funds	266,253

Total annuity actuarial reserves and deposit fund liabilities	$4,536,907

At December 31, 2022, WoodmenLife’s Life reserves that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term Policies with Cash Value	$-	$1,884	$1,977
Universal Life	2,519,250	2,507,143	2,514,279
Universal Life with Secondary
Guarantees	55,056	43,261	256,512
Indexed Universal Life	358,838	302,557	339,404
Indexed Universal Life with Secondary Guarantees	-	-	-
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	-	982,742	1,054,327
Variable Life	-	-	-
Variable Universal Life	-	-	-
Miscellaneous Reserves	-	-	-
Not subject to discretionary withdrawal:
Term Policies without Cash Value	-	-	166,028
Accidental Death Benefits	-	-	5,624
Disability – Active Lives	-	-	12,053
Disability – Disabled Lives	-	-	78,928
Miscellaneous Reserves	-	-	-
Total (gross: direct + assumed)	2,933,144	3,837,587	4,429,133
Less reinsurance ceded	-	-	42,712
Net Life Reserves	$2,933,144	$3,837,587	$4,386,421

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total life actuarial reserves at December 31, 2022, is as follows:

Life and accident and health annual statement:
Life Insurance, total net	$4,290,010
Accidental Death Benefits, total net	5,624
Disability – Active Lives, total net	12,053
Disability – Disabled Lives, total net	78,734
Miscellaneous Reserves, total net	-

Total life actuarial reserves	$4,386,421

7. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Company as of and for the years ended December 31 is as follows:

	2022	2021	2020

Premiums, deposits, and other considerations	$55,012	$113,247	$60,772

Reserves
For accounts with assets at:
Fair value	$683,083	$841,666	$665,106
Amortized cost	–	–	–

Total	$683,083	$841,666	$665,106

Amounts transferred to and from separate accounts in the statutory-basis statements of operations are as follows:

	Year Ended December 31
	2022	2021	2020

Transfers to separate accounts	$55,012	$113,247	$60,772
Transfers from separate accounts	45,368	57,855	38,019

Net transfers to and from separate accounts	$9,644	$55,392	$22,753

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Commitments and Contingencies

WoodmenLife is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of WoodmenLife’s management, the ultimate disposition of such matters will not have a materially adverse effect on WoodmenLife’s financial position or results of operations.

WoodmenLife has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements. WFS Holdings, Inc. is dependent upon capital contributions from WoodmenLife to fund operations for the foreseeable future.

As of December 31, 2022, WoodmenLife has outstanding commitments for purchases of mortgage loans in the amount or $15,000.

9. Fair Value of Financial Instruments

SSAP No. 100R, Fair Value Measurements, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 100R excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the fair value of WoodmenLife.

Determination of Fair Value

Included in various investment-related line items in the statutory-basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, WoodmenLife estimates fair value using discounted cash flow methods, models, and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

Fair Value Hierarchy

WoodmenLife’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

•	Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, cash equivalents and short-term investments:

Level 1: The carrying amounts for level 1 assets reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds:

Level 2: Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some securities do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate fair values of securities by discounting future cash flows at estimated market interest rates.

Level 3: If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, WoodmenLife will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. WoodmenLife classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

Preferred stocks:

Fair values are based on quoted market prices or dealer quotes. In the event the SVO provides pricing for the securities, fair values are equal to the SVO price.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Common stocks:

Level 1: Assets include actively traded exchange listed equity securities whose fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Level 2: Asset structures that do not have regular market pricings but the value can be determined based upon underlying holdings that have market values.

Level 3: Assets include private common stocks and fund structures that are priced via broker-owned valuation teams with access to private trading activity.

Mortgage loans:

Level 3: Fair values for mortgage loans are estimated using discounted cash flow analyses using current market interest rates for loans with similar effective durations.

Certificate loans:

Level 3: Certificate loans, which have no defined maturity, had interest rates at December 31, 2022, which ranged from 5% to 8%. WoodmenLife believes that the statement value approximates the fair value of the certificate loans.

Derivatives:

Level 1: These instruments are highly liquid and fair values are based on quoted market prices.

Other invested assets:

Level 1: Fair values are based on quoted market prices or dealer statement values of mutual funds invested at the direction of participants of the Non-Qualified Deferred Compensation Plan.

Level 3: Assets that are illiquid in nature but whose underlying holdings are valued by an independent appraiser annually are carried at lower of cost or appraised value adjusted for quarterly costs, gains and losses.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity:

Level 2: Fair values of WoodmenLife’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost WoodmenLife would incur to extinguish the cash surrender value related to the liability.

Separate accounts:

Level 1: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Securities lending:

Level 2: The cash collateral from securities lending is reinvested in a short-term bond fund. The fair value of this fund is provided by the custodian. Liabilities represent the obligation to return cash collateral posted by borrowers of WoodmenLife’s securities lent.

The following tables set forth a comparison of the estimated fair values and carrying amounts of WoodmenLife’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2022 and 2021, respectively:

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2022
	Carrying	Fair
	Amount	Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short-term investments	$38,936	$38,936	$38,936	$-	$-
Bonds	6,942,710	6,244,350	-	6,226,204	18,146
Common stock (unaffiliated)	483,788	483,788	458,234	22,422	3,132
Preferred stock	147,008	147,008	147,008	-	-
Mortgage loans	2,305,139	2,147,822	-	-	2,147,822
Certificate loans	124,184	124,184	-	-	124,184
Securities lending reinvested collateral assets	130,540	130,540	-	130,540	-
Derivatives	11,811	11,811	11,811	-	-
Other invested assets	45,660	45,660	10,795	-	34,865
Separate account assets	694,344	694,344	694,344	-	-

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	3,040,355	2,973,764	-	2,973,764	-
Derivatives	5,481	5,481	5,481	-	-
Payable for securities lending	130,599	130,599	-	130,599	-
Separate account liabilities	694,344	694,344	-	694,344	-

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2021
	Carrying	Fair
	Amount	Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short-term investments	$100,425	$100,425	$100,425	$-	$-
Bonds	7,090,226	7,346,120	-	7,325,598	20,522
Common stock (unaffiliated)	582,794	582,794	557,668	-	25,126
Preferred stock	201,805	201,805	201,805	-	-
Mortgage loans	2,173,041	2,299,426	-	-	2,299,426
Certificate loans	127,777	127,777	-	-	127,777
Securities lending reinvested collateral assets	126,151	126,151	-	126,151	-
Derivatives	42,318	42,318	42,318	-	-
Other invested assets	36,187	36,187	11,796	-	24,390
Separate account assets	852,018	852,018	852,018	-	-

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	3,026,072	2,959,060	-	2,959,060	-
Derivatives	24,168	24,168	24,168	-	-
Payable for securities lending	126,165	126,165	-	126,165	-
Separate account liabilities	852,018	852,018	-	852,018	-

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2022, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash, cash equivalents and short-term investments	$38,936	$-	$-	$38,936
Common stocks (unaffiliated)	458,234	22,422	3,132	483,788
Preferred stocks	147,008	-	-	147,008
Derivatives	11,811	-	-	11,811
Securities lending reinvested collateral assets	-	130,540	-	130,540
Separate account assets	694,344	-	-	694,344
Total assets at fair value	$1,350,333	$152,962	$3,132	$1,506,427

Liabilities at fair value:
Derivatives	$5,481	$-	$-	$5,481
Payable for securities lending	-	130,599	-	130,599
Total liabilities at fair value	$5,481	$130,599	$-	$136,080

The following table provides information as of December 31, 2021, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash, cash equivalents and short-term investments	$100,425	$-	$-	$100,425
Common stocks (unaffiliated)	557,667	-	25,126	582,793
Preferred stocks	201,805	-	-	201,805
Derivatives	42,318	-	-	42,318
Securities lending reinvested collateral assets	-	126,151	-	126,151
Separate account assets	852,018	-	-	852,018
Total assets at fair value	$1,754,233	$126,151	$25,126	$1,905,510

Liabilities at fair value:
Derivatives	$24,168	$-	$-	$24,168
Payable for securities lending	-	126,165	-	126,165
Total liabilities at fair value	$24,168	$126,165	$-	$150,333

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in WoodmenLife’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2022 and 2021. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Common
	Stocks	Total

Balance at January 1, 2022	$25,126	$25,126
Total gains or losses (realized/unrealized):
Included in net income	-	-
Included in surplus	(21,994)	(21,994)
Purchases	-	-
Sales	-	-
Transfers In	-	-

Balance at December 31, 2022	$3,132	$3,132

	Common
	Stocks	Total

Balance at January 1, 2021	$32,084	$32,084
Total gains or losses (realized/unrealized):
Included in net income	-	-
Included in surplus	2,924	2,924
Purchases	-	-
Issuances	-	-
Sales	(11,882)	(11,882)
Transfers In	2,000	2,000

Balance at December 31, 2021	$25,126	$25,126

During 2022 and 2021, there were no significant transfers between Level 1 and 2.

WoodmenLife’s policy is to recognize transfers in and out of levels at the end of the reporting period.

Exhibits and Financial Statement Schedules

(a) Exhibits. See Exhibit Index following the signature pages to this Registration Statement.

(b) Financial Statement Schedules.

All other schedules, other than those listed above, are omitted because the information is not required or because the information is included in the Financial Statements or Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors

Woodmen of the World Life Insurance Society

We have audited the statutory-basis financial statements of Woodmen of the World Life Insurance Society (WoodmenLife) as of December 31, 2022 and 2021, for each of the three years in the period ended December 31, 2022, and have issued our report thereon dated April 25, 2023 (included elsewhere in this Registration Statement). Our audits of the statutory-basis financial statements included the financial statement schedules listed in the Exhibit of this Registration Statement (the “schedules”). These schedules are the responsibility of WoodmenLife’s management. Our responsibility is to express an opinion on WoodmenLife’s schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 25, 2023

Schedule I – Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2022

Type of Investment	Cost	Estimated Market Value	Statement of Financial Position Amount

	(Dollars In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$116,104	$112,518	$116,128
States, municipalities, and political subdivisions	789,509	637,309	789,634
Foreign governments	533,973	469,884	534,808
All other corporate bonds	4,281,886	3,939,501	4,282,900
Mortgage-backed and other asset-backed securities	1,197,048	1,085,138	1,219,240

Total bonds	6,918,520	6,244,350	6,942,710

Equity securities:
Preferred stocks:
Industrial, miscellaneous and other	183,490	147,008	147,008
Common stocks:
Banks, trust, and insurance cos	6,365	6,540	6,540
Industrial, miscellaneous, and all other	102,716	120,347	120,347
Mutual funds	210,547	356,901	356,901

Total equity securities	503,118	630,796	630,796

Mortgage loans	2,305,139		2,305,139
Real estate	219,536		66,889
Certificate loans	124,910		124,184
Securities lending reinvestment collateral assets	130,540		130,540
Cash, cash equivalents and short-term investments	38,936		38,936
Derivatives	11,811		11,811
Other invested assets	45,905		45,905

Total investments	10,298,415		10,296,910

Schedule III – Supplementary Insurance Information

As of December 31, 2022, 2021, and 2020 and for Each of the Years Then Ended

		Contractholder
	Future Policy	and Other
	Benefits	Certificateholder
	and Claims	Funds

	(Dollars In Thousands)
2022
Life and health insurance	$8,363,444	$24,616

2021
Life and health insurance	$8,418,067	$27,558

2020
Life and health insurance	$8,562,823	$30,076

Schedule III – Supplementary Insurance Information (continued)

As of December 31, 2022, 2021, and 2020 and for Each of the Years Then Ended

			Benefits,
	Premiums	Net	Claims, and	Other
	and Other	Investment	Settlement	Operating
	Considerations	Income (1)	Expenses	Expenses (1)

		(Dollars In Thousands)
2022
Life and health insurance	$640,016	$346,976	$776,934	$189,596

2021
Life and health insurance	$564,721	$374,495	$660,020	$256,955

2020
Life and health insurance	$604,802	$382,817	$739,500	$224,153

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

Schedule IV – Reinsurance

As of December 31, 2022, 2021, and 2020 and for Each of the Years Then Ended

		Ceded to
	Gross	Other	Net
	Amount	Companies	Amount

	(Dollars In Thousands)
2022
Life insurance in force	$39,254,959	$8,967,710	$30,287,249

Premiums:
Life insurance	$648,840	$23,075	$625,765
Supplemental contracts involving life contingencies	5,990	-	5,990
Supplemental contracts not involving life contingencies	-	-	-
Accident and health insurance	9,254	993	8,261

Total	$664,084	$24,068	$640,016

2021
Life insurance in force	$39,181,223	$8,480,185	$30,701,038

Premiums:
Life insurance	$573,213	$20,951	$552,262
Supplemental contracts involving life contingencies	4,540	-	4,540
Supplemental contracts not involving life contingencies	-	-	-
Accident and health insurance	9,189	1,270	7,919

Total	$586,942	$22,221	$564,721

2020
Life insurance in force	$38,818,456	$8,018,250	$30,800,206

Premiums:
Life insurance	$610,038	$18,868	$591,170
Supplemental contracts involving life contingencies	5,888	-	5,888
Supplemental contracts not involving life contingencies	-	-	-
Accident and health insurance	8,771	1,027	7,744

Total	$624,697	$19,895	$604,802

Financial Statements WoodmenLife Variable Annuity Account Years Ended December 31, 2022 and 2021 With Report of Independent Registered Public Accounting Firm

WoodmenLife Variable Annuity Account

Financial Statements

Years Ended December 31, 2022 and 2021

Ernst & Young LLP Corrigan Station Suite 04-100 1828 Walnut Street Kansas City, MO 64108	Tel: +1 816 474 5200 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Woodmen of the World Life Insurance Society

and

The Certificate Holders

WoodmenLife Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise the WoodmenLife Variable Annuity Account (the Account), as of December 31, 2022, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

April 25, 2023

We have served as the Separate Account’s auditor since 2004.

A member firm of Ernst & Young Global Limited	1

Appendix

Subaccounts comprising the WoodmenLife Variable Annuity Account

Subaccounts
American Asset Allocation	Fidelity Contrafund
American Growth	Fidelity Equity Income
American Capital World Growth & Income	Fidelity Growth
American Growth & Income	Fidelity Growth & Income
American Global Growth	Fidelity Overseas
American International Growth & Income	Fidelity Money Market
American Global Small Cap	Franklin Income
Calvert NASDAQ 100	Franklin Mutual Global Discovery
Calvert EAFE International	Franklin Rising Dividends
Calvert Investment Grade Bond	Franklin Strategic Income
Calvert S&P 500	Franklin Global Bond
Calvert S&P Mid Cap 400	PIMCO Low Duration
Calvert Russell 2000 Small Cap	PIMCO Real Return

A member firm of Ernst & Young Global Limited	2

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2022

	American Asset Allocation Subaccount	American Growth Subaccount

Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$49,044,097	$38,588,783

Total assets	$49,044,097	$38,588,783

Liabilities
Liabilities	–	–

Net assets	$49,044,097	$38,588,783

Net assets
Accumulation units	$49,044,097	$38,588,783

Total net assets	$49,044,097	$38,588,783

Investments in shares of mutual funds, at cost	$55,873,903	$49,315,270
Shares of mutual fund owned	2,238,434.384	511,787.573

Accumulation units outstanding	3,242,783.268	1,675,744.721
Accumulation unit value	$15.12	$23.03

See accompanying notes.

3

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

American Capital World Growth & Income Subaccount	American Growth & Income Subaccount	American Global Growth Subaccount	American International Growth & Income Subaccount	American Global Small Cap Subaccount

$4,470,021	$29,181,749	$8,883,891	$1,752,787	$1,474,967

$4,470,021	$29,181,749	$8,883,891	$1,752,787	$1,474,967

–	–	–	–	–

$4,470,021	$29,181,749	$8,883,891	$1,752,787	$1,474,967

$4,470,021	$29,181,749	$8,883,891	$1,752,787	$1,474,967

$4,470,021	$29,181,749	$8,883,891	$1,752,787	$1,474,967

$5,589,715	$30,949,108	$10,282,639	$2,589,054	$2,251,878
384,022.459	590,007.064	298,217.216	201,469.817	96,403.067

302,651.220	1,597,907.434	493,465.082	156,858.109	110,228.074
$14.77	$18.26	$18.00	$11.17	$13.38

4

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

	Calvert NASDAQ 100 Subaccount	Calvert EAFE International Subaccount

Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$32,693,489	$1,892,385

Total assets	$32,693,489	$1,892,385

Liabilities
Liabilities	–	–

Net assets	$32,693,489	$1,892,385

Net assets
Accumulation units	$32,693,489	$1,892,385

Total net assets	$32,693,489	$1,892,385

Investments in shares of mutual funds, at cost	$31,467,888	$2,002,287
Shares of mutual fund owned	351,467.308	22,652.444

Accumulation units outstanding	432,677.646	89,096.776
Accumulation unit value	$75.56	$21.24

See accompanying notes.

5

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

Calvert Investment Grade Bond Subaccount	Calvert S&P 500 Subaccount	Calvert S&P Mid Cap 400 Subaccount	Calvert Russell 2000 Small Cap Subaccount	Fidelity Contrafund Subaccount

$9,281,281	$26,832,575	$13,146,046	$6,766,993	$40,285,380

$9,281,281	$26,832,575	$13,146,046	$6,766,993	$40,285,380

–	–	–	–	–

$9,281,281	$26,832,575	$13,146,046	$6,766,993	$40,285,380

$9,281,281	$26,832,575	$13,146,046	$6,766,993	$40,285,380

$9,281,281	$26,832,575	$13,146,046	$6,766,993	$40,285,380

$11,083,255	$28,490,997	$13,387,242	$8,132,211	$41,107,079
196,429.234	182,845.486	120,539.579	97,958.793	1,070,565.513

701,195.682	630,112.113	272,743.582	187,954.521	823,336.003
$13.24	$42.58	$48.20	$36.00	$48.93

6

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

	Fidelity Equity Income Subaccount	Fidelity Growth Subaccount

Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$10,657,190	$20,297,053

Total assets	$10,657,190	$20,297,053

Liabilities
Liabilities	–	–

Net assets	$10,657,190	$20,297,053

Net assets
Accumulation units	$10,657,190	$20,297,053

Total net assets	$10,657,190	$20,297,053

Investments in shares of mutual funds, at cost	$10,466,332	$23,639,018
Shares of mutual fund owned	455,825.066	285,954.532

Accumulation units outstanding	304,374.717	395,017.223
Accumulation unit value	$35.01	$51.38

See accompanying notes.

7

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

Fidelity Growth & Income Subaccount	Fidelity Overseas Subaccount	Fidelity Money Market Subaccount	Franklin Income Subaccount	Franklin Mutual Global Discovery Subaccount

$17,425,362	$3,819,432	$5,501,538	$34,447,350	$6,483,111

$17,425,362	$3,819,432	$5,501,538	$34,447,350	$6,483,111

–	–	–	–	–

$17,425,362	$3,819,432	$5,501,538	$34,447,350	$6,483,111

$17,425,362	$3,819,432	$5,501,538	$34,447,350	$6,483,111

$17,425,362	$3,819,432	$5,501,538	$34,447,350	$6,483,111

$15,950,221	$3,771,459	$5,501,538	$36,006,721	$6,953,906
734,317.832	176,989.437	5,501,537.650	2,338,584.526	390,313.733

464,450.168	145,174.903	5,550,963.426	2,568,686.714	488,529.666
$37.52	$26.31	$0.99	$13.41	$13.27

8

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

	Franklin Rising Dividends Subaccount	Franklin Strategic Income Subaccount

Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$27,298,643	$12,151,989

Total assets	$27,298,643	$12,151,989

Liabilities
Liabilities	–	–

Net assets	$27,298,643	$12,151,989

Net assets
Accumulation units	$27,298,643	$12,151,989

Total net assets	$27,298,643	$12,151,989

Investments in shares of mutual funds, at cost	$27,004,802	$14,166,659
Shares of mutual fund owned	1,009,938.689	1,391,980.431

Accumulation units outstanding	1,292,284.615	1,234,625.628
Accumulation unit value	$21.12	$9.84

See accompanying notes.

9

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2022

Franklin Global Bond Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount

$5,643,879	$3,162,861	$16,907,548

$5,643,879	$3,162,861	$16,907,548

–	–	–

$5,643,879	$3,162,861	$16,907,548

$5,643,879	$3,162,861	$16,907,548

$5,643,879	$3,162,861	$16,907,548

$6,969,973	$3,401,464	$19,406,234
452,233.895	333,635.108	1,470,221.584

694,523.046	262,734.946	1,092,114.886
$8.13	$12.04	$15.48

10

WoodmenLife Variable Annuity Account

Statements of Operations

Year Ended December 31, 2022

	American Asset Allocation Subaccount	American Growth Subaccount

Income:
Dividends	$955,096	$141,309
Expenses:
Mortality and expense risk	(595,893)	(544,313)

Net investment income (loss)	359,203	(403,004)

Realized gain (loss) on sales of fund shares	61,757	690,808
Capital gain distributions	5,043,097	6,328,287
Change in unrealized appreciation/depreciation of investments	(12,952,659)	(23,635,788)

Net increase (decrease) in net assets from operations	$(7,488,602)	$(17,019,697)

See accompanying notes.

11

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

American Capital World Growth & Income Subaccount	American Growth & Income Subaccount	American Global Growth Subaccount	American International Growth & Income Subaccount	American Global Small Cap Subaccount

$108,989	$391,766	$63,617	$53,142	$–

(58,430)	(368,527)	(117,170)	(21,351)	(20,430)

50,559	23,239	(53,553)	31,791	(20,430)

(58,936)	304,898	86,902	(70,908)	(41,043)
1,049,051	2,931,034	1,053,474	800,230	577,414
(2,060,124)	(9,124,515)	(4,154,145)	(1,072,943)	(1,190,070)

$(1,019,450)	$(5,865,344)	$(3,067,322)	$(311,830)	$(674,129)

12

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

	Calvert NASDAQ 100 Subaccount	Calvert EAFE International Subaccount

Income:
Dividends	$71,046	$69,165
Expenses:
Mortality and expense risk	(487,408)	(24,121)

Net investment income (loss)	(416,362)	45,044

Realized gain (loss) on sales of fund shares	2,189,459	29,600
Capital gain distributions	1,836,561	–
Change in unrealized appreciation/depreciation of investments	(20,465,211)	(431,869)

Net increase (decrease) in net assets from operations	$(16,855,553)	$(357,225)

See accompanying notes.

13

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

Calvert Investment Grade Bond Subaccount	Calvert S&P 500 Subaccount	Calvert S&P Mid Cap 400 Subaccount	Calvert Russell 2000 Small Cap Subaccount	Fidelity Contrafund Subaccount

$271,768	$353,610	$129,778	$60,565	$180,650

(130,800)	(353,462)	(174,359)	(93,869)	(565,223)

140,968	148	(44,581)	(33,304)	(384,573)

(268,411)	761,285	327,252	90,085	859,029
–	2,176,909	1,468,866	760,414	2,165,835
(1,494,288)	(9,273,799)	(4,105,113)	(2,787,175)	(18,348,482)

$(1,621,731)	$(6,335,457)	$(2,353,576)	$(1,969,980)	$(15,708,191)

14

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

	Fidelity Equity Income Subaccount	Fidelity Growth Subaccount

Income:
Dividends	$195,942	$112,293
Expenses:
Mortality and expense risk	(130,977)	(279,018)

Net investment income (loss)	64,965	(166,725)

Realized gain (loss) on sales of fund shares	164,371	696,057
Capital gain distributions	361,357	1,660,688
Change in unrealized appreciation/depreciation of investments	(1,265,967)	(9,129,111)

Net increase (decrease) in net assets from operations	$(675,274)	$(6,939,091)

See accompanying notes.

15

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

Fidelity Growth & Income Subaccount	Fidelity Overseas Subaccount	Fidelity Money Market Subaccount	Franklin Income Subaccount	Franklin Mutual Global Discovery Subaccount

$280,968	$39,388	$83,037	$1,682,507	$93,734

(216,192)	(50,891)	(84,193)	(430,756)	(85,746)

64,776	(11,503)	(1,156)	1,251,751	7,988

530,021	36,826	(308)	111,263	(68,069)
353,836	38,139	–	682,938	560,531
(2,103,728)	(1,420,022)	–	(4,451,356)	(967,908)

$(1,155,095)	$(1,356,560)	$(1,464)	$(2,405,404)	$(467,458)

16

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

	Franklin Rising Dividends Subaccount	Franklin Strategic Income Subaccount

Income:
Dividends	$222,258	$573,726
Expenses:
Mortality and expense risk	(340,921)	(163,634)

Net investment income (loss)	(118,663)	410,092

Realized gain (loss) on sales of fund shares	244,294	(385,421)
Capital gain distributions	3,546,222	–
Change in unrealized appreciation/depreciation of investments	(7,306,132)	(1,773,178)

Net increase (decrease) in net assets from operations	$(3,634,279)	$(1,748,507)

See accompanying notes.

17

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2022

Franklin Global Bond Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount

$–	$55,556	$1,274,016

(75,041)	(41,240)	(226,101)

(75,041)	14,316	1,047,915

(277,733)	(35,941)	(42,475)
–	–	–
(55,917)	(213,902)	(3,592,294)

$(408,691)	$(235,527)	$(2,586,854)

18

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	American
	Asset Allocation
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$359,203	$204,261
Net realized gain (loss) on investments	5,104,854	1,700,958
Change in unrealized appreciation/depreciation of investments	(12,952,659)	2,705,484

Net increase (decrease) in net assets from operations	(7,488,602)	4,610,703

Certificate transactions:
Certificate deposits	1,508,623	5,331,379
Certificate surrenders and death benefits	(2,610,254)	(2,060,478)
Transfers between subaccounts, including fixed interest account	9,310,467	11,768,198
Administrative charges	(5,823)	(3,817)

Net increase (decrease) in net assets from certificate transactions	8,203,013	15,035,282

Total increase (decrease) in net assets	714,411	19,645,985
Net assets at beginning of year	48,329,686	28,683,701

Net assets at end of year	$49,044,097	$48,329,686

See accompanying notes.

19

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

American Growth Subaccount		American Capital World Growth & Income Subaccount		American Growth & Income Subaccount

2022	2021	2022	2021	2022	2021

$(403,004)	$(443,594)	$50,559	$17,592	$23,239	$(12,729)
7,019,095	6,861,911	990,115	370,847	3,235,932	745,900
(23,635,788)	1,542,658	(2,060,124)	254,073	(9,124,515)	4,680,107

(17,019,697)	7,960,975	(1,019,450)	642,512	(5,865,344)	5,413,278

1,734,642	4,939,733	196,107	248,058	1,314,356	3,193,950
(2,947,034)	(3,771,772)	(246,282)	(451,231)	(1,687,038)	(1,602,592)
2,755,940	10,578,829	159,685	(62,761)	2,626,029	3,018,344
(8,429)	(6,566)	(1,030)	(928)	(4,038)	(3,263)

1,535,119	11,740,224	108,480	(266,862)	2,249,309	4,606,439

(15,484,578)	19,701,199	(910,970)	375,650	(3,616,035)	10,019,717
54,073,361	34,372,162	5,380,991	5,005,341	32,797,784	22,778,067

$38,588,783	$54,073,361	$4,470,021	$5,380,991	$29,181,749	$32,797,784

20

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	American
	Global Growth
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(53,553)	$(96,493)
Net realized gain (loss) on investments	1,140,376	1,230,694
Change in unrealized appreciation/depreciation of investments	(4,154,145)	291,857

Net increase (decrease) in net assets from operations	(3,067,322)	1,426,058

Certificate transactions:
Certificate deposits	203,175	643,180
Certificate surrenders and death benefits	(687,210)	(899,198)
Transfers between subaccounts, including fixed interest account	606,570	1,676,925
Administrative charges	(2,293)	(1,884)

Net increase (decrease) in net assets from certificate transactions	120,242	1,419,023

Total increase (decrease) in net assets	(2,947,080)	2,845,081
Net assets at beginning of year	11,830,971	8,985,890

Net assets at end of year	$8,883,891	$11,830,971

See accompanying notes.

21

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

American International Growth & Income Subaccount		American Global Small Cap Subaccount		Calvert NASDAQ 100 Subaccount

2022	2021	2022	2021	2022	2021

$31,791	$32,534	$(20,430)	$(27,109)	$(416,362)	$(406,398)
729,322	43,150	536,371	237,190	4,026,020	4,553,393
(1,072,943)	(1,066)	(1,190,070)	(103,197)	(20,465,211)	5,457,549

(311,830)	74,618	(674,129)	106,884	(16,855,553)	9,604,544

158,701	44,521	114,096	87,851	1,106,819	3,352,958
(84,469)	(129,035)	(123,736)	(248,722)	(2,745,425)	(3,818,720)
58,000	126,971	4,082	286,570	757,531	5,318,807
(545)	(415)	(434)	(415)	(9,468)	(8,372)

131,687	42,042	(5,992)	125,284	(890,543)	4,844,673

(180,143)	116,660	(680,121)	232,168	(17,746,096)	14,449,217
1,932,930	1,816,270	2,155,088	1,922,920	50,439,585	35,990,368

$1,752,787	$1,932,930	$1,474,967	$2,155,088	$32,693,489	$50,439,585

22

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Calvert
	EAFE International
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$45,044	$10,043
Net realized gain (loss) on investments	29,600	144,013
Change in unrealized appreciation/depreciation of investments	(431,869)	60,991

Net increase (decrease) in net assets from operations	(357,225)	215,047

Certificate transactions:
Certificate deposits	20,470	85,308
Certificate surrenders and death benefits	(106,800)	(204,546)
Transfers between subaccounts, including fixed interest account	54,308	(185,774)
Administrative charges	(799)	(857)

Net increase (decrease) in net assets from certificate transactions	(32,821)	(305,869)

Total increase (decrease) in net assets	(390,046)	(90,822)
Net assets at beginning of year	2,282,431	2,373,253

Net assets at end of year	$1,892,385	$2,282,431

See accompanying notes.

23

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

Calvert Investment Grade Bond Subaccount		Calvert S&P 500 Subaccount		Calvert S&P Mid Cap 400 Subaccount

2022	2021	2022	2021	2022	2021

$140,968	$138,898	$148	$43,301	$(44,581)	$(61,327)
(268,411)	5,768	2,938,194	2,463,848	1,796,118	1,091,255
(1,494,288)	(415,393)	(9,273,799)	3,537,932	(4,105,113)	1,975,264

(1,621,731)	(270,727)	(6,335,457)	6,045,081	(2,353,576)	3,005,192

264,639	754,135	1,074,569	3,487,776	262,740	465,630
(980,828)	(848,100)	(2,064,133)	(2,076,427)	(1,051,071)	(1,647,197)
(488,297)	4,428,473	2,272,836	3,746,181	47,144	949,212
(2,270)	(1,715)	(6,491)	(5,764)	(5,348)	(5,399)

(1,206,756)	4,332,793	1,276,781	5,151,766	(746,535)	(237,754)

(2,828,487)	4,062,066	(5,058,676)	11,196,847	(3,100,111)	2,767,438
12,109,768	8,047,702	31,891,251	20,694,404	16,246,157	13,478,719

$9,281,281	$12,109,768	$26,832,575	$31,891,251	$13,146,046	$16,246,157

24

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Calvert
	Russell 2000 Small Cap
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(33,304)	$(39,605)
Net realized gain (loss) on investments	850,499	572,985
Change in unrealized appreciation/depreciation of investments	(2,787,175)	391,263

Net increase (decrease) in net assets from operations	(1,969,980)	924,643

Certificate transactions:
Certificate deposits	136,923	998,752
Certificate surrenders and death benefits	(491,912)	(974,584)
Transfers between subaccounts, including fixed interest account	(234,381)	1,062,766
Administrative charges	(2,647)	(2,849)

Net increase (decrease) in net assets from certificate transactions	(592,017)	1,084,085

Total increase (decrease) in net assets	(2,561,997)	2,008,728
Net assets at beginning of year	9,328,990	7,320,262

Net assets at end of year	$6,766,993	$9,328,990

See accompanying notes.

25

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

Fidelity Contrafund Subaccount		Fidelity Equity Income Subaccount		Fidelity Growth Subaccount

2022	2021	2022	2021	2022	2021

$(384,573)	$(616,538)	$64,965	$57,015	$(166,725)	$(305,111)
3,024,864	8,031,073	525,728	1,271,416	2,356,745	6,144,074
(18,348,482)	4,421,909	(1,265,967)	707,380	(9,129,111)	(1,152,555)

(15,708,191)	11,836,444	(675,274)	2,035,811	(6,939,091)	4,686,408

1,392,412	1,742,400	286,088	301,858	770,674	989,117
(3,137,458)	(5,381,229)	(728,641)	(1,007,964)	(1,858,147)	(2,554,678)
(177,054)	4,295,131	975,658	488,647	1,278,375	2,643,758
(15,439)	(15,590)	(3,409)	(3,041)	(6,728)	(5,935)

(1,937,539)	640,712	529,696	(220,500)	184,174	1,072,262

(17,645,730)	12,477,156	(145,578)	1,815,311	(6,754,917)	5,758,670
57,931,110	45,453,954	10,802,768	8,987,457	27,051,970	21,293,300

$40,285,380	$57,931,110	$10,657,190	$10,802,768	$20,297,053	$27,051,970

26

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Fidelity
	Growth & Income
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$64,776	$174,026
Net realized gain (loss) on investments	883,857	1,295,813
Change in unrealized appreciation/depreciation of investments	(2,103,728)	1,986,987

Net increase (decrease) in net assets from operations	(1,155,095)	3,456,826

Certificate transactions:
Certificate deposits	385,443	476,413
Certificate surrenders and death benefits	(1,309,320)	(2,004,784)
Transfers between subaccounts, including fixed interest account	2,149,103	399,005
Administrative charges	(4,894)	(4,481)

Net increase (decrease) in net assets from certificate transactions	1,220,332	(1,133,847)

Total increase (decrease) in net assets	65,237	2,322,979
Net assets at beginning of year	17,360,125	15,037,146

Net assets at end of year	$17,425,362	$17,360,125

See accompanying notes.

27

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

Fidelity Overseas Subaccount		Fidelity Money Market Subaccount		Franklin Income Subaccount

2022	2021	2022	2021	2022	2021

$(11,503)	$(42,806)	$(1,156)	$(98,621)	$1,251,751	$1,035,701
74,965	744,023	(308)	75	794,201	389,593
(1,420,022)	158,167	–	–	(4,451,356)	2,935,613

(1,356,560)	859,384	(1,464)	(98,546)	(2,405,404)	4,360,907

76,992	131,873	41,474,331	80,547,188	688,993	1,085,821
(182,259)	(749,594)	(809,065)	(475,600)	(2,128,037)	(2,720,391)
(58,836)	(87,934)	(42,396,140)	(78,023,181)	3,414,303	4,272,413
(2,359)	(2,451)	(962)	(618)	(6,855)	(5,938)

(166,462)	(708,106)	(1,731,836)	2,047,789	1,968,404	2,631,905

(1,523,022)	151,278	(1,733,300)	1,949,243	(437,000)	6,992,812
5,342,454	5,191,176	7,234,838	5,285,595	34,884,350	27,891,538

$3,819,432	$5,342,454	$5,501,538	$7,234,838	$34,447,350	$34,884,350

28

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Franklin
	Mutual Global Discovery
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,988	$107,336
Net realized gain (loss) on investments	492,462	(49,959)
Change in unrealized appreciation/depreciation of investments	(967,908)	1,132,390

Net increase (decrease) in net assets from operations	(467,458)	1,189,767

Certificate transactions:
Certificate deposits	146,368	263,834
Certificate surrenders and death benefits	(636,752)	(515,003)
Transfers between subaccounts, including fixed interest account	(174,490)	(121,363)
Administrative charges	(1,674)	(1,706)

Net increase (decrease) in net assets from certificate transactions	(666,548)	(374,238)

Total increase (decrease) in net assets	(1,134,006)	815,529
Net assets at beginning of year	7,617,117	6,801,588

Net assets at end of year	$6,483,111	$7,617,117

See accompanying notes.

29

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

Franklin Rising Dividends Subaccount		Franklin Strategic Income Subaccount		Franklin Global Bond Subaccount

2022	2021	2022	2021	2022	2021

$(118,663)	$(106,337)	$410,092	$311,721	$(75,041)	$(87,798)
3,790,516	1,549,958	(385,421)	(35,379)	(277,733)	(168,953)
(7,306,132)	4,595,845	(1,773,178)	(149,088)	(55,917)	(196,403)

(3,634,279)	6,039,466	(1,748,507)	127,254	(408,691)	(453,154)

585,782	1,051,032	460,777	567,598	137,270	244,671
(1,844,135)	(2,376,187)	(1,149,690)	(1,115,724)	(514,385)	(530,257)
1,853,319	1,773,742	(21,971)	1,482,094	(202,949)	(244,923)
(5,337)	(4,754)	(2,487)	(2,232)	(1,432)	(1,616)

589,629	443,833	(713,371)	931,736	(581,496)	(532,125)

(3,044,650)	6,483,299	(2,461,878)	1,058,990	(990,187)	(985,279)
30,343,293	23,859,994	14,613,867	13,554,877	6,634,066	7,619,345

$27,298,643	$30,343,293	$12,151,989	$14,613,867	$5,643,879	$6,634,066

30

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	PIMCO
	Low Duration
	Subaccount

	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,316	$(22,667)
Net realized gain (loss) on investments	(35,941)	10,670
Change in unrealized appreciation/depreciation of investments	(213,902)	(58,313)

Net increase (decrease) in net assets from operations	(235,527)	(70,310)

Certificate transactions:
Certificate deposits	124,378	328,433
Certificate surrenders and death benefits	(283,810)	(180,108)
Transfers between subaccounts, including fixed interest account	135,975	721,393
Administrative charges	(713)	(614)

Net increase (decrease) in net assets from certificate transactions	(24,170)	869,104

Total increase (decrease) in net assets	(259,697)	798,794
Net assets at beginning of year	3,422,558	2,623,764

Net assets at end of year	$3,162,861	$3,422,558

See accompanying notes.

31

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2022 and 2021

PIMCO Real Return Subaccount

2022	2021

$1,047,915	$595,854
(42,475)	109,029
(3,592,294)	(11,343)

(2,586,854)	693,540

547,783	2,166,937
(1,224,394)	(1,393,144)
970,984	4,594,169
(4,961)	(4,622)

289,412	5,363,340

(2,297,442)	6,056,880
19,204,990	13,148,110

$16,907,548	$19,204,990

32

WoodmenLife Variable Annuity Account

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

WoodmenLife Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society (the Company) and exists in accordance with the rules and regulations of the Nebraska Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Company.

At the direction of eligible certificate owners, the Account invests in 26 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Variable Products:
American Asset Allocation	Asset Allocation Fund, Class 2
American Growth	Growth Fund, Class 2
American Capital World Growth & Income	Capital World Growth & Income Fund, Class 2
American Growth & Income	Growth-Income Fund, Class 2
American Global Growth	Global Growth Fund, Class 2
American International Growth & Income	International Growth & Income Fund, Class 2
American Global Small Cap	Global Small Capitalization Fund, Class 2

Calvert Variable Products:
Calvert NASDAQ 100	NASDAQ-100 Index Portfolio, Class 1
Calvert EAFE International	EAFE International Index Portfolio, Class 1
Calvert Investment Grade Bond	Investment Grade Bond Index Portfolio, Class 1
Calvert S&P 500	S&P 500 Index Portfolio
Calvert S&P Mid Cap 400	S&P MidCap 400 Index Portfolio, Class 1
Calvert Russell 2000 Small Cap	Russell 2000 Small Cap Index Portfolio, Class 1

Fidelity Variable Insurance Products Funds:
Fidelity Contrafund	VIP Contrafund-Portfolio®, Service Class
Fidelity Equity Income	VIP Equity-Income Portfolio®, Service Class
Fidelity Growth	VIP Growth Portfolio, Service Class
Fidelity Growth & Income	VIP Growth & Income Portfolio, Service Class
Fidelity Overseas	VIP Overseas Portfolio, Service Class
Fidelity Money Market	VIP Government Money Market Portfolio, Service Class

33

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

Franklin Templeton Variable Products:
Franklin Income	Franklin Income VIP Fund, Class 2
Franklin Mutual Global Discovery	Franklin Mutual Global Discovery VIP Fund, Class 2
Franklin Rising Dividends	Franklin Rising Dividends VIP Fund, Class 2
Franklin Strategic Income	Franklin Strategic Income VIP Fund, Class 2
Franklin Global Bond	Templeton Global Bond VIP Fund, Class 2

PIMCO Variable Insurance Trust:
PIMCO Low Duration	Low Duration Portfolio Administrative Class
PIMCO Real Return	Real Return Portfolio Administrative Class

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Company may conduct. All amounts reported are for the entire year ended December 31, 2022.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

34

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected.

Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. At December 31, 2022, there were no net assets allocated to certificates in the annuitization period.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements and accompanying notes. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursements for certain mortality and other risks assumed by the Company. The following summarizes those amounts:

Mortality and expense risk charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

Administrative charge: Prior to the annuity payment period, the Company deducts an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of the assessment day.

35

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges (continued)

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. Depending on the annuitant’s issue age, the amount charged ranges from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next four to six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after five to seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Company is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

36

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2022:

Subaccount	Cost of Purchases	Proceeds From Sales

American Asset Allocation	$10,251,621	$2,644,500
American Growth	5,416,228	4,425,423
American Capital World Growth & Income	489,493	439,443
American Growth & Income	4,873,235	2,992,453
American Global Growth	1,240,793	1,237,721
American International Growth & Income	273,723	163,387
American Global Small Cap	158,304	184,726
Calvert NASDAQ 100	2,400,454	3,778,405
Calvert EAFE International	120,597	177,539
Calvert Investment Grade Bond	848,263	2,185,819
Calvert S&P 500	3,393,465	2,470,146
Calvert S&P Mid Cap 400	814,145	1,735,038
Calvert Russell 2000 Small Cap	482,654	1,168,540
Fidelity Contrafund	2,198,745	4,701,507
Fidelity Equity Income	1,602,587	1,203,869
Fidelity Growth	2,411,283	2,506,127
Fidelity Growth & Income	2,812,878	1,808,738
Fidelity Overseas	72,019	289,371
Fidelity Money Market	29,690,533	31,506,562
Franklin Income	4,441,767	2,904,120
Franklin Mutual Global Discovery	162,429	914,724
Franklin Rising Dividends	2,341,674	2,092,967
Franklin Strategic Income	993,059	1,870,066
Franklin Global Bond	243,442	899,980
PIMCO Low Duration	746,172	811,583
PIMCO Real Return	2,332,450	2,269,139

37

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2022 and 2021:

	2022		2021
Subaccount	Purchased	Redeemed	Purchased	Redeemed

American Asset Allocation	832,212	322,314	1,151,285	261,494
American Growth	302,098	251,134	606,868	226,293
American Capital World Growth & Income	34,524	29,313	44,910	61,082
American Growth & Income	323,626	206,828	409,326	188,653
American Global Growth	76,867	71,854	145,002	82,809
American International Growth & Income	26,254	14,179	16,100	12,881
American Global Small Cap	10,752	12,572	31,596	24,936
Calvert NASDAQ 100	46,941	58,307	111,496	64,449
Calvert EAFE International	6,131	7,686	20,808	33,369
Calvert Investment Grade Bond	86,263	175,426	442,025	160,939
Calvert S&P 500	103,285	77,143	206,424	99,377
Calvert S&P Mid Cap 400	24,876	40,627	39,565	45,160
Calvert Russell 2000 Small Cap	16,667	32,111	64,940	42,059
Fidelity Contrafund	84,014	121,471	144,376	135,416
Fidelity Equity Income	55,082	39,912	36,948	44,357
Fidelity Growth	59,138	56,560	82,846	65,885
Fidelity Growth & Income	83,358	52,927	58,013	90,926
Fidelity Overseas	4,017	10,085	9,404	31,704
Fidelity Money Market	51,386,676	53,142,957	88,710,815	86,676,110
Franklin Income	446,273	305,984	555,259	365,630
Franklin Mutual Global Discovery	19,263	70,677	53,183	80,465
Franklin Rising Dividends	165,400	141,765	207,561	188,037
Franklin Strategic Income	140,945	215,000	293,976	209,347
Franklin Global Bond	56,191	128,005	64,775	124,254
PIMCO Low Duration	64,292	66,222	116,991	50,842
PIMCO Real Return	196,764	183,942	458,861	150,037

38

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the end of each year in the five-year period ended December 31, 2022, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, as follows:

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)

American Asset Allocation
2022	3,242,783	$15.12	$49,044,097	2.00%	1.25%	(14.48)%
2021	2,732,885	17.68	48,329,686	1.79	1.25	13.67
2020	1,843,715	15.56	28,683,701	1.89	1.25	11.06
2019	1,201,314	14.01	16,828,825	2.28	1.25	19.73
2018	806,889	11.70	9,441,124	1.80	1.25	(5.80)

American Growth
2022	1,675,745	23.03	38,588,783	0.32	1.25	(30.81)
2021	1,624,781	33.28	54,073,361	0.23	1.25	20.47
2020	1,244,265	27.62	34,372,162	0.31	1.25	50.19
2019	1,050,649	18.39	19,324,914	0.82	1.25	29.15
2018	814,817	14.24	11,604,540	0.46	1.25	(1.49)

American Capital World Growth & Income
2022	302,651	14.77	4,470,021	2.33	1.25	(18.36)
2021	297,440	18.09	5,380,991	1.59	1.25	13.35
2020	313,613	15.96	5,005,341	1.28	1.25	7.38
2019	333,672	14.86	4,959,609	2.02	1.25	29.51
2018	303,249	11.48	3,480,266	1.82	1.25	(10.76)

American Growth & Income
2022	1,597,907	18.26	29,181,749	1.33	1.25	(17.53)
2021	1,481,109	22.14	32,797,784	1.20	1.25	22.55
2020	1,260,632	18.07	22,778,067	1.42	1.25	12.13
2019	1,126,705	16.11	18,155,664	1.85	1.25	24.57
2018	860,206	12.94	11,127,336	1.59	1.25	(3.01)

39

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)

American Global Growth
2022	493,465	$18.00	$8,883,891	0.68%	1.25%	(25.67)%
2021	488,452	24.22	11,830,971	0.34	1.25	14.97
2020	426,544	21.07	8,985,890	0.36	1.25	28.84
2019	383,335	16.35	6,267,903	1.24	1.25	33.60
2018	309,829	12.24	3,792,019	0.71	1.25	(10.18)

American International Growth & Income
2022	156,858	11.17	1,752,787	3.10	1.25	(16.30)
2021	144,783	13.35	1,932,930	2.94	1.25	4.06
2020	141,564	12.83	1,816,270	1.62	1.25	4.69
2019	115,578	12.26	1,416,500	2.48	1.25	21.24
2018	114,093	10.11	1,153,347	2.55	1.25	(12.34)

American Global Small Cap
2022	110,228	13.38	1,474,967	0.00	1.25	(30.43)
2021	112,048	19.23	2,155,088	0.00	1.25	5.41
2020	105,388	18.25	1,922,920	0.17	1.25	28.11
2019	106,251	14.24	1,513,314	0.17	1.25	29.88
2018	96,584	10.97	1,059,111	0.08	1.25	(11.67)

Calvert NASDAQ 100
2022	432,678	75.56	32,693,489	0.18	1.25	(33.48)
2021	444,044	113.59	50,439,585	0.29	1.25	25.30
2020	396,997	90.66	35,990,368	0.49	1.25	46.38
2019	383,793	61.93	23,768,857	0.54	1.25	37.05
2018	355,155	45.19	16,048,551	0.56	1.25	(1.71)

Calvert EAFE International
2022	89,097	21.24	1,892,385	3.58	1.25	(15.64)
2021	90,652	25.18	2,282,431	1.67	1.25	9.50
2020	103,212	22.99	2,373,253	3.20	1.25	6.43
2019	89,254	21.60	1,928,306	2.63	1.25	19.75
2018	96,280	18.04	1,736,974	3.17	1.25	(14.66)

40

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)

Calvert Investment Grade Bond
2022	701,196	$13.24	$9,281,281	2.59%	1.25%	(13.61)%
2021	790,359	15.32	2,109,768	2.63	1.25	(3.04)
2020	509,273	15.80	8,047,702	3.39	1.25	6.00
2019	237,639	14.91	3,542,607	3.36	1.25	7.06
2018	205,420	13.92	2,860,291	3.11	1.25	(1.61)

Calvert S&P 500
2022	630,112	42.58	26,832,575	1.25	1.25	(19.35)
2021	603,970	52.80	31,891,251	1.42	1.25	26.82
2020	497,040	41.64	20,694,404	1.73	1.25	16.63
2019	471,486	35.70	16,831,389	1.88	1.25	29.52
2018	413,849	27.56	11,406,417	1.96	1.25	(5.92)

Calvert S&P MidCap 400
2022	272,744	48.20	13,146,046	0.93	1.25	(14.41)
2021	288,494	56.31	16,246,157	0.85	1.25	22.87
2020	294,089	45.83	13,478,719	1.24	1.25	11.91
2019	316,360	40.95	12,956,176	1.21	1.25	24.27
2018	319,086	32.96	10,515,876	1.15	1.25	(12.44)

Calvert Russell 2000 Small Cap
2022	187,955	36.00	6,766,993	0.81	1.25	(21.50)
2021	203,398	45.87	9,328,990	0.79	1.25	13.10
2020	180,518	40.55	7,320,262	1.11	1.25	18.15
2019	175,678	34.32	6,029,378	0.95	1.25	23.52
2018	169,522	27.79	4,710,237	1.09	1.25	(12.34)

Fidelity Contrafund
2022	823,336	48.93	40,285,380	0.40	1.25	(27.30)
2021	860,793	67.30	57,931,110	0.05	1.25	26.12
2020	851,833	53.36	45,453,954	0.15	1.25	28.81
2019	851,609	41.43	35,279,293	0.37	1.25	29.82
2018	815,506	31.91	26,024,189	0.61	1.25	(7.66)

41

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)

Fidelity Equity Income
2022	304,375	$35.01	$10,657,190	1.86%	1.25%	(6.26)%
2021	289,204	37.35	10,802,768	1.82	1.25	23.28
2020	296,613	30.30	8,987,457	1.73	1.25	5.22
2019	307,950	28.80	8,868,203	1.97	1.25	25.74
2018	296,136	22.90	6,782,060	2.16	1.25	(9.54)

Fidelity Growth
2022	395,017	51.38	20,297,053	0.50	1.25	(25.46)
2021	392,439	68.93	27,051,970	0.00	1.25	21.55
2020	375,478	56.71	21,293,300	0.06	1.25	41.96
2019	360,190	39.95	14,388,775	0.16	1.25	32.52
2018	330,344	30.15	9,958,281	0.15	1.25	(1.52)

Fidelity Growth & Income
2022	464,450	37.52	17,425,362	1.62	1.25	(6.20)
2021	434,019	40.00	17,360,125	2.31	1.25	24.20
2020	466,932	32.20	15,037,146	2.05	1.25	6.39
2019	465,294	30.27	14,083,932	3.47	1.25	28.33
2018	425,300	23.59	10,031,613	0.24	1.25	(10.21)

Fidelity Overseas
2022	145,175	26.31	3,819,432	0.97	1.25	(25.52)
2021	151,243	35.32	5,342,454	0.43	1.25	18.09
2020	173,542	29.91	5,191,176	0.34	1.25	14.06
2019	196,469	26.23	5,152,738	1.63	1.25	26.09
2018	205,756	20.80	4,279,795	1.45	1.25	(15.95)

Fidelity Money Market
2022	5,550,963	0.99	5,501,538	1.23	1.25	0.10
2021	7,307,245	0.99	7,234,838	0.01	1.25	(1.24)
2020	5,272,540	1.00	5,285,595	0.21	1.25	(0.97)
2019	3,250,998	1.01	3,290,839	1.89	1.25	0.65
2018	2,457,993	1.01	2,472,038	1.51	1.25	0.28

42

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)

Franklin Income
2022	2,568,687	$13.41	$34,447,350	4.87%	1.25%	(6.65)%
2021	2,428,398	14.37	4,884,350	4.56	1.25	15.30
2020	2,238,768	12.46	27,891,538	5.97	1.25	(0.56)
2019	2,324,770	12.53	29,126,284	5.20	1.25	14.62
2018	1,975,588	10.93	21,594,952	4.82	1.25	(5.50)

Franklin Mutual Global Discovery
2022	488,530	13.27	6,483,111	1.36	1.25	(5.93)
2021	539,944	14.11	7,617,117	2.67	1.25	17.65
2020	567,225	11.99	6,801,588	2.42	1.25	(5.65)
2019	616,888	12.71	7,840,327	1.68	1.25	22.82
2018	572,541	10.35	5,924,523	2.36	1.25	(12.33)

Franklin Rising Dividends
2022	1,292,285	21.12	27,298,643	0.81	1.25	(11.68)
2021	1,268,649	23.92	30,343,293	0.85	1.25	25.22
2020	1,249,126	19.10	23,859,994	1.27	1.25	14.53
2019	1,300,918	16.68	21,697,606	1.22	1.25	27.63
2018	1,135,387	13.07	14,837,625	1.28	1.25	(6.26)

Franklin Strategic Income
2022	1,234,626	9.84	12,151,989	4.37	1.25	(11.86)
2021	1,308,681	11.17	14,613,867	3.39	1.25	0.84
2020	1,224,053	11.07	13,554,877	5.00	1.25	2.14
2019	1,178,168	10.84	12,773,250	4.96	1.25	6.71
2018	989,288	10.16	10,050,845	2.80	1.25	(3.36)

Franklin Global Bond
2022	694,523	8.13	5,643,879	0.00	1.25	(6.13)
2021	766,337	8.66	6,634,066	0.00	1.25	(6.17)
2020	825,816	9.23	7,619,345	8.76	1.25	(6.46)
2019	804,667	9.86	7,937,057	6.76	1.25	0.75
2018	645,372	9.79	6,318,682	0.00	1.25	0.66

43

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)

PIMCO Low Duration
2022	262,735	$12.04	$3,162,861	1.68%	1.25%	(6.91)%
2021	264,665	12.93	3,422,558	0.53	1.25	(2.16)
2020	198,516	13.22	2,623,764	1.15	1.25	1.71
2019	133,261	12.99	1,731,727	2.78	1.25	2.73
2018	142,966	12.65	1,808,403	1.90	1.25	(0.91)

PIMCO Real Return
2022	1,092,115	15.48	16,907,548	7.03	1.25	(13.00)
2021	1,079,293	17.79	19,204,990	5.04	1.25	4.27
2020	770,470	17.07	13,148,110	1.43	1.25	10.32
2019	655,999	15.47	10,147,282	1.66	1.25	7.09
2018	568,675	14.44	8,214,145	2.46	1.25	(3.43)

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

(3)

These ratios represent the annualized certificates expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

44

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(4)

These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

7. Fair Value Measurements and Fair Value Hierarchy

U.S. generally accepted accounting principles define fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

•

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets.

b)	Quoted prices for identical or similar assets or liabilities in non-active markets.

c)	Inputs other than quoted market prices that are observable.

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

45

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

7. Fair Value Measurements and Fair Value Hierarchy (continued)

•

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

At December 31, 2022 and 2021, all investments in the Account included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, and therefore are considered Level 1.

8. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the date of the Statements of Assets and Liabilities and before the financial statements were issued which would require recognition or disclosure.

46

Part C

OTHER INFORMATION

ITEM 27.	EXHIBITS

(a)		Certified resolution of the Board of Directors of Woodmen the World Life Insurance Society (“WoodmenLife”) Establishing WoodmenLife Variable Annuity Account (the “Account”)	Incorporated herein by reference from the Initial Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

(b)		Custodian Agreements.	Not Applicable.

(c)		Distribution Agreement between WoodmenLife and Woodmen Financial Services, Inc.	Incorporated herein by reference from the Initial filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

(d)	(1)	Form of Variable Annuity Certificate	Incorporated herein by reference from Exhibit (4)(a) to Registrant’s Initial Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

	(2)	Form of IRA endorsement	Incorporated herein by reference from Exhibit (4)(b) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

	(3)	Form of Roth IRA endorsement	Incorporated herein by reference from the Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007.

	(4)	Form of SIMPLE IRA Endorsement	Incorporated herein by reference from the Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007.

	(5)	Form of 403(b) TSA Endorsement	Incorporated herein by reference from the Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007.

(e)	(1)	Certificate Application	Incorporated herein by reference from the Initial Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

	(2)	Form of IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

	(3)	Form of Roth IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

	(4)	Form of SIMPLE IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

(f)		Woodmen of the World Life Insurance Society Articles of Incorporation and Constitution and Laws	Filed herewith.

(g)		Reinsurance Contracts	Not Applicable.

(h)	(1)	Participation Agreement (Summit (n/k/a Calvert))	Incorporated by reference from Exhibit (h)(1) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

	(2)	Participation Agreement (Fidelity)	Incorporated by reference from Exhibit (h)(2) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

	(3)	Administrative Services Agreement (Summit (n/k/a Calvert))	Incorporated by reference from Exhibit (h)(3) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4

(File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(4)	Service Contract (Fidelity)	Incorporated by reference from Exhibit (h)(4) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(5)	Participation Agreement (PIMCO)	Incorporated by reference from Exhibit (h)(5) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(6)	Services Agreement (PIMCO)	Incorporated by reference from Exhibit (h)(6) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(7)	Participation Agreement (Franklin Templeton)	Incorporated by reference from Exhibit (h)(7) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(8)	Shareholder Information Agreement (Franklin Templeton)	Incorporated by reference from Exhibit (h)(8) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(9)	Fund Participation and Service Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(i) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(10)	Business Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(j) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(11)	22c-2 Agreement (American Funds)	Incorporated herein by Reference from Exhibit 8(k) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(12)	Fund Participation Agreement (Eaton Vance)	Incorporated herein by reference from Exhibit (8)(m) to Post- Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2017.

(13)	Consent of Assignment of Administrative Services Agreement (Summit n/k/a Calvert)	Incorporated by reference from Exhibit (h)(13) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(14)	Administrative Services Agreement (Calvert n/k/a Eaton Vance)	Incorporated by reference from Exhibit (h)(14) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(15)	Fund Participation Agreement (Calvert n/k/a Eaton Vance)	Incorporated by reference from Exhibit (h)(15) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(16)	Termination of Agreements (Summit n/k/a Calvert)	Incorporated by reference from Exhibit (h)(16) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(17)	Service Contract (Fidelity)	Incorporated by reference from Exhibit (h)(17) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(18)	Participation Agreement Amendment (Fidelity)	Incorporated by reference from Exhibit (h)(18) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-

101231) filed with the Securities and Exchange Commission on April 28, 2022.

	(19)	Participation Agreement Amendment (Fidelity)	Incorporated by reference from Exhibit (h)(19) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

	(20)	Services Agreement (PIMCO)	Incorporated by reference from Exhibit (h)(20) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

	(21)	Participation Agreement Amendment (Franklin Templeton)	Incorporated by reference from Exhibit (h)(21) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-4 (File No. 333-101231) filed with the Securities and Exchange Commission on April 28, 2022.

(i)		Administrative Contracts	Not applicable.

(j)		Other Material Contracts	Not applicable.

(k)		Opinion and Consent of Lynn Espeland	Incorporated herein by reference from Exhibit (9) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2009.

(l)		Consent of Ernst & Young, LLP	Filed herewith.

(m)		Omitted Financial Statements	Not Applicable.

(n)		Initial Capital Agreements	Not Applicable.

(o)		Form of Initial Summary Prospectus	Not Applicable – The Registrant does not intend to rely on Rule 498A at this time.

(p)	(1)	Powers of Attorney from Daniel W. Rice III, Dr. James W. Bosler III, Dr. James W. Shaver, Michael C. Shealy, Daryl J. Doise, Danny E. Cummins, Dwayne H. Tucker Robert T. Maher Patrick L. Dees, Denise M. McCauley, Jon R. Aerni, and Annette M. Devine	Incorporated herein by reference from Exhibit 99.1 to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 27, 2020.

	(2)	Power of Attorney from Cathryn B. Mobley	Incorporated herein by reference from Exhibit 6 to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2021.

	(3)	Power of Attorney from S. Kyle McMahan and J. Patrick Caldwell	Incorporated herein by reference from Exhibit (p)(3) to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on January 24, 2022.

	(4)	Power of Attorney from Tiffany G. Myers	Filed herewith.

ITEM 28.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*	Positions and Offices With Depositor

Patrick L. Dees	President & CEO & Chairman of the Board

Denise M. McCauley	Executive Vice President, Chief Operating Officer & Secretary, Director
Jon R. Aerni	Executive Vice President, Chief Financial Officer, Director
S. Kyle McMahan	Executive Vice President, Chief Marketing Officer, Director
C. Shawn Bengston	Executive Vice President, Chief Risk Officer
Charles R. Driffill	Senior Vice President, National Sales Manager
Lynn E. Espeland	Senior Vice President, General Counsel
Raymond G. Smolinksi	Senior Vice President, Chief Information Officer
Randall P. Rotschafer	Vice President, Enterprise Risk Management
Annette M. Devine	Vice President, Accounting Services
Michael M. Hemenway	Vice President, Human Resources
Jacob M. Day	Vice President, Investment
Lee A. Janecek	Vice President, Certificate Administration & Chief Underwriter
Lori E. Howard	Vice President, Marketing
Blake D. Warneke	Vice President & Chief Actuary
Paula S. Mau	Vice President & Chief Security Official

Jeremy S. Carroll	Vice President, Sales
Daniel R. Molony	Vice President, Fraternal
Pam A. Mortenson	Vice President & Strategic Planning Officer
Kelly A. Liberty	Vice President, Strategic Initiatives
John A. Sharp	Vice President & Deputy General Counsel
Ken R. Knaub	Vice President, Business Technology
Timothy K. Buderus	Vice President, WFS Operations & President, WFS
Nicholas C. Olari	Vice President, Chief Compliance & Privacy Official
Dr. James W. Bosler III	Director
Daniel W. Rice III	Director
Dr. James W. Shaver	Director
Michael C. Shealy	Director
Daryl J. Doise	Director
Dwayne H. Tucker	Director
Robert T. Maher	Director
Cathryn B. Mobley	Director
J. Patrick Caldwell	Director
Tiffany G. Myers	Director

*	The principal business address of each person is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly- owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation which is a holding company with no independent operations. WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc., a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls one other wholly owned subsidiary, Woodmen Insurance Agency, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 30.	INDEMNIFICATION

Article 3 Section 4 of the Constitution and Laws of Woodmen of the World Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor, which provides:

“Sec. 4. Indemnification of Officers and Employees. Every current and former officer, employee, and National Director of WoodmenLife shall be indemnified against losses or judgments assessed against him/her by a court of competent jurisdiction and for expenses actually and reasonably incurred by him/her in connection with the defense of any action, suit or proceeding, civil in nature, in which he/she is made a party by reason of serving WoodmenLife, except in relation to matters as to which he/she shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty.”

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as Woodmen Financial Services, Inc., is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding. Under the Nebraska Business Corporation Act, a Nebraska corporation, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant’s principal underwriter and is not the principal underwriter, depositor, sponsor or investment adviser of any investment company, other than the Registrant.

(b) Directors, Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH THE UNDERWRITER

Timothy K. Buderus	CEO, President, Director
Charles R. Driffill	Chairman of the Board, Director
Lynn L. Espeland	Director & Secretary
Nicholas C. Olari	Director
S. Kyle McMahan	Director
Jeremy S. Carroll	Director
Lindsey Eblen	Treasurer and Financial and Operations Principal
Adam Rosauer	Chief Compliance Officer and Manager of Operations
Annette M. Devine	AML Officer

* The principal business address of all of the persons listed above is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) Compensation from the Registrant. The following table reflects all commissions and other compensation received, directly or indirectly, from the Registrant during the Registrant’s last fiscal year by the principal underwriter:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation

Woodmen Financial Services, Inc. (“WFS”)	$0	$0	$1,974,955.58	$289,828.00

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the depositor at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable

ITEM 34.	FEE REPRESENTATION

(a) Woodmen of the World Life Insurance Society represents that the fees and charges under the Certificates, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Woodmen of the World Life Insurance Society.

(b) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that WoodmenLife will comply with paragraphs numbered (1) through (4) of that letter.

(c) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for certain retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company regarding Sections 22(e) and 27(i)(2)(a) of the Investment Company Act of 1940, and that WoodmenLife will comply with the requirements set forth in the no-action letter for entities relying on that no-action position.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WoodmenLife Variable Annuity Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act, and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Omaha, State of Nebraska, on this 28th day of April, 2023.

WoodmenLife Variable Annuity Account (Registrant)
By: Woodmen of the World Life Insurance Society

By:	/s/ Denise M. McCauley
Denise M. McCauley
Executive Vice President, Chief Operating Officer & Secretary

Woodmen of the World Life Insurance Society (Depositor)

By:	/s/ Denise M. McCauley
Denise M. McCauley
Executive Vice President, Chief Operating Officer & Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title	Date

*
Daryl J. Doise	Director	April 28, 2023

*
Dr. James W. Bosler III	Director	April 28, 2023

*
Dr. James W. Shaver	Director	April 28, 2023

*
Michael C. Shealy	Director	April 28, 2023

*
Dwayne H. Tucker	Director	April 28, 2023

*
Robert T. Maher	Director	April 28, 2023

*
Cathryn B. Mobley	Director	April 28, 2023

*
J. Patrick Caldwell	Director	April 28, 2023

*
Tiffany G. Myers	Director	April 28, 2023

*
Patrick L. Dees	Director, President & CEO & Chairman of the Board (principal executive officer)	April 28, 2023

/s/ Denise M. McCauley
Denise M. McCauley	Director, Executive Vice President, Chief Operating Officer & Secretary	April 28, 2023

*
Jon R. Aerni	Director, Executive Vice President, Chief Financial Officer (principal financial officer)	April 28, 2023

*
S. Kyle McMahan	Director, Executive Vice President, Chief Marketing Officer	April 28, 2023
*
Annette M. Devine	Vice President, Accounting Services (principal accounting officer)	April 28, 2023

*By:	/s/ Denise M. McCauley
Denise M. McCauley
Pursuant to Powers of Attorney

EXHIBIT INDEX

No.	Exhibit

(f)	Woodmen of the World Life Insurance Society Articles of Incorporation and Constitution and Laws

(p)(4)	Power of Attorney from Tiffany G. Myers

(l)	Consent of Ernst & Young, LLP